     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                       REGISTRATION NO. 33-43058
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         POST EFFECTIVE AMENDMENT NO. 7

                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                            ------------------------

              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                             (EXACT NAME OF TRUST)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                            BARRY G. SKOLNICK, ESQ.
                   Senior Vice President and General Counsel
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                            ------------------------
                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.

                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2404
                            ------------------------


It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a) (1)
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Check box if it is proposed that the filing will become effective on (date) at
(time) pursuant to Rule 487 [ ]


     PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933. THE REGISTRANT FILED THE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 26, 1997.


================================================================================

                        MERRILL LYNCH LIFE VARIABLE LIFE
                              SEPARATE ACCOUNT II
                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 ITEM                                          CAPTION IN PROSPECTUS
-----------                 ------------------------------------------------------------------------
      1                     Cover Page
      2                     Cover Page
      3                     More About the Separate Account and Its Divisions
      4                     Facts About the Insurance Company and the Separate Account
      5                     Facts About the Insurance Company and the Separate Account
      6                     Facts About the Insurance Company and the Separate Account; More About
                             the Separate Account and Its Divisions
      7                     Not Applicable
      8                     Not Applicable
      9                     More About the Insurance Company
     10                     Summary of the Policy; Facts About the Policy; More About the Policy;
                             More About the Separate Account and Its Divisions
     11                     Summary of the Policy; Facts About the Insurance Company and the
                             Separate Account; More About the Separate Account and Its Divisions
     12                     Summary of the Policy; Facts About the Insurance Company and the
                             Separate Account; More About the Separate Account and Its Divisions
     13                     Summary of the Policy; Facts About the Policy; More About the Policy;
                             More About the Separate Account and Its Divisions
     14                     Facts About the Policy; More About the Policy
     15                     Summary of the Policy; Facts About the Policy
     16                     Summary of the Policy; Facts About the Policy; More About the Separate
                             Account and Its Divisions
     17                     Summary of the Policy; Facts About the Policy; More About the Policy
     18                     More About the Separate Account and Its Divisions
     19                     Facts About the Insurance Company and the Separate Account
     20                     More About the Separate Account and Its Divisions
     21                     Facts About the Policy
     22                     More About the Separate Account and Its Divisions
     23                     Not Applicable
     24                     Facts About the Policy; More About the Policy
     25                     Facts About the Insurance Company and the Separate Account
     26                     Not Applicable
     27                     Facts About the Insurance Company and the Separate Account; More About
                             the Insurance Company
     28                     More About the Insurance Company
     29                     Facts About the Insurance Company and the Separate Account
     30                     Not Applicable
     31                     Not Applicable
     32                     Not Applicable

N-8B-2 ITEM                                          CAPTION IN PROSPECTUS
-----------                 ------------------------------------------------------------------------
     33                     Not Applicable
     34                     Not Applicable
     35                     More About the Policy
     36                     Not Applicable
     37                     Not Applicable
     38                     More About the Policy
     39                     Facts About the Insurance Company and the Separate Account; More About
                             the Policy
     40                     Not Applicable
     41                     Facts About the Insurance Company and the Separate Account; More About
                             the Policy
     42                     Not Applicable
     43                     Not Applicable
     44                     Summary of the Policy; Facts About the Policy; More About the Policy;
                             More About the Separate Account and Its Divisions
     45                     Not Applicable
     46                     Facts About the Policy; More About the Separate Account and Its
                             Divisions
     47                     Facts About the Policy; More About the Separate Account and Its
                             Divisions
     48                     More About the Separate Account and Its Divisions
     49                     More About the Separate Account and Its Divisions
     50                     Not Applicable
     51                     Cover Page; Facts About the Policy; More About the Policy
     52                     More About the Separate Account and Its Divisions
     53                     More About the Policy
     54                     Not Applicable
     55                     Not Applicable
     56                     Not Applicable
     57                     Not Applicable
     58                     Not Applicable
     59                     Financial Statements

                        PROSPECTUS
                        --------------------------------------------------------
                        Single Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

                        This prospectus ("Prospectus") is for a single premium variable life insurance policy issued by Merrill Lynch Life Insurance Company (the "Insurance Company" or "We" or "Us"), a subsidiary of Merrill Lynch & Co., Inc. The policy permits you, as the policyowner, to make additional payments subject to certain restrictions. The policy is not currently being offered for sale to new purchasers.



                        Until the end of the "free look" period, your single premium will be placed in the division investing in the Money Reserve Portfolio. After the "free look" period, your investment base may be allocated among up to any five investment divisions. Each division is part of Merrill Lynch Life Variable Life Separate Account II (the "Separate Account"), a separate investment account of the Insurance Company. The investments available through the divisions include ten mutual fund portfolios of the Merrill Lynch Series Fund, Inc. ("Series Fund"); seven mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc., ("Variable Series Funds"); two mutual fund portfolios of the AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"); one mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. ("Alliance Fund"); two mutual fund portfolios of the MFS Variable Insurance Trust ("MFS Trust") (each a "Fund"; collectively, the "Funds"); and sixteen unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (collectively the "Trusts" and individually, a "Trust"). Under our current rules, you may change the allocation of your investment base as many times as you wish.


                        The policy provides life insurance coverage on the insured. We guarantee that the coverage will remain in force for life, or for a shorter time depending on the face amount selected for a given single premium. During this guarantee period, we may terminate the policy only if the policy debt exceeds certain policy values. After the guarantee period, the policy will remain in force as long as there is not excessive policy debt and as long as the policy's net cash surrender value is sufficient to cover the charges due.

                        While the policy is in force, the death benefit may vary to reflect the policy's investment results but will never be less than the current face amount.

                        You may turn in the policy for its net cash surrender value while the insured is still living. The net cash surrender value will vary with the investment results of the policy. We don't guarantee any minimum.

                        It may not be advantageous to replace existing insurance with the policy. Within certain limits, you may return the policy or exchange it for life insurance with benefits that do not vary with the investment results of a separate account.


                        If you make certain changes to your policy, including additional payments, it may be treated as a "modified endowment contract" under Federal tax law. If the policy is a modified endowment contract, any loan, capitalized interest or complete surrender may result in adverse tax consequences and/or penalties. See "Tax Considerations", page 33.

--------------------------------------------------------------------------------
                        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC.; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS VARIABLE INSURANCE TRUST; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES.

--------------------------------------------------------------------------------


                        Issued by:                            Administered at:
                           Merrill Lynch Life                    Service Center
                            Insurance Company                    P.O. Box 9025
                             Plainsboro,                         Springfield, Massachusetts
                        New Jersey 08536                           01102-9025
                        Distributed by:
                           Merrill Lynch Pierce,
                            Fenner & Smith Incorporated
                            ("MLPF&S")
                            Plainsboro, New Jersey 08536
                        Date: May 1, 1997


--------------------------------------------------------------------------------
                        Table of Contents
--------------------------------------------------------------------------------

Summary of the Policy   Purpose of the Policy............................      4


                        Availability.....................................      4


                        The Investment Divisions.........................      4


                        How the Death Benefit Varies.....................      4


                        How the Investment Base Varies...................      4


                        Net Cash Surrender Value and Cash Surrender
                        Value............................................      4


                        Your Right to Cancel ("Free Look" Period) or Exchange
                        Your Policy......................................      5


                        How Death Benefit and Cash Surrender Value Increases are
                        Taxed............................................      5


                        Charges to Your Investment Base..................      5


                        Other Charges and Fees...........................      6


                        Assumption of Previously Issued Policies and Subsequent
                        Merger...........................................      6

--------------------------------------------------------------------------------

Important Terms         Important Terms..................................      8

--------------------------------------------------------------------------------

Facts About the Insurance
Company


and the Separate
Account                 The Insurance Company and MLPF&S.................      9


                        The Insurance Company's Separate Account.........      9


                        The Series Fund..................................      9


                        The Variable Series Funds.......................      11


                        The AIM V.I. Funds..............................      12


                        The Alliance Fund...............................      12


                        The MFS Trust...................................      13


                        Certain Risks of the Funds.......................     13


                        The Trusts.......................................     14

--------------------------------------------------------------------------------

Facts About the Policy  Who May be Covered By a Policy...................     15


                        Premiums.........................................     15


                        Making Additional Payments.......................     16


                        Investment Base..................................     17


                        Charges Deducted from Your Investment Base.......     18


                        Charges to the Separate Account..................     20


                        Charges to Series Fund Assets....................     20


                        Charges to Variable Series Funds Assets..........     20


                        Charges to AIM V.I. Funds Assets.................     21


                        Charges to Alliance Fund Assets..................     21


                        Charges to MFS Trust Assets......................     21


                        Net Cash Surrender Value.........................     21


                        Policy Loans.....................................     22


                        Death Benefit Proceeds...........................     23


                        Payment of Death Benefit Proceeds................     24


                        Policy Guarantees................................     24


                        When Your Guarantee Period is Less Than for
                        Life.............................................     25


                        Your Right to Cancel ("Free Look" Period) or Exchange
                        Your Policy......................................     25


                        Reports to Policyowners..........................     26


                        Single Premium Immediate Annuity Rider...........     26

--------------------------------------------------------------------------------

More About the Policy   Using Your Policy................................     27


                        Some Administrative Procedures...................     28


                        Other Policy Provisions..........................     29


                        Income Plans.....................................     30


                        Group or Sponsored Arrangements..................     31


                        Legal Considerations for Employers...............     31


                        Selling the Policies.............................     32


                        Administrative Services..........................     32


                        Tax Considerations...............................     33


                        The Insurance Company's Income Taxes.............     36


                        Reinsurance......................................     36

--------------------------------------------------------------------------------

More About the Separate
Account


and Its Divisions       About the Separate Account.......................     37


                        Changes Within the Separate Account..............     37


                        Net Rate of Return for an Investment Division....     37


                        The Funds........................................     38


                        Resolving Material Conflicts.....................     39


                        The Trusts.......................................     40

--------------------------------------------------------------------------------

Illustrations           Illustrations of Death Benefits, Investment Base, Cash
                        Surrender Values and Accumulated Premiums........     41

--------------------------------------------------------------------------------

More About the Insurance
Company                 Management.......................................     48


                        State Regulation.................................     48


                        Registration Statement...........................     49


                        Legal Proceedings................................     49


                        Legal Matters....................................     49


                        Experts..........................................     49


                        Financial Statements.............................     49

                        Financial Statements of Merrill Lynch Life Variable Life
                        Separate Account II.....................................
                        Financial Statements of Merrill Lynch Life Insurance
                        Company.................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------
                        Summary of the Policy
--------------------------------------------------------------------------------
Purpose of the Policy   A single premium variable life policy offers a choice of
                        investments and an opportunity for the policy's investment base, net cash surrender value and death benefit to grow based on investment results.


                        We don't promise that your policy values will increase. Depending on the policy's investment results, the investment base and net cash surrender value may increase or decrease on any day and the death benefit may increase or decrease on any policy processing date. As the policyowner, you bear the investment risk. We do guarantee to keep the policy in force during the guarantee period as long as the policy debt does not exceed certain policy values (see "Interest", page 22).

--------------------------------------------------------------------------------
Availability            We can issue a policy for an insured up to age 75. The
                        minimum single premium is $5,000 for an insured under
                        age 20 and $10,000 for an insured age 20 and over or, if
                        less, for all ages the single premium required to
                        purchase a face amount of at least $100,000. (The policy
                        won't be available to insure residents of certain
                        municipalities in Kentucky where premium taxes in excess
                        of a certain level are imposed.) The policies are not
                        currently being offered for sale to new purchasers.
--------------------------------------------------------------------------------

The Investment
Divisions               Your single premium submitted with your application will
                        automatically be placed in the division of the Separate
                        Account investing in the Money Reserve Portfolio. After the "free look" period, you may choose to invest in up to 5 of the 38 investment divisions in the Separate
                        Account available for new allocations (see "Changing
                        Your Investment Base Allocation", page 18). Ten investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Series Fund. Seven investment divisions of the Separate Account invest exclusively in Class A shares of designated mutual fund portfolios of the Variable Series Funds. Two investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the AIM V.I. Funds.
                        One investment division of the Separate Account invests exclusively in shares of a designated mutual fund portfolio of the Alliance Fund. Two investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the MFS Trust. Each mutual fund portfolio has a different investment objective. The other sixteen divisions invest in units of designated unit investment trusts in the Trusts.

--------------------------------------------------------------------------------
How the Death Benefit
Varies The death benefit may increase or decrease on each policy processing date depending on your policy's investment results. It equals the policy's face amount or variable insurance amount, whichever is larger.
--------------------------------------------------------------------------------

How the Investment
Base Varies             Your policy's investment base is the amount available
                        for investment at any time. On the policy date (usually the business day next following the receipt of your single premium at the Service Center), the investment base is equal to the single premium. Afterwards, it varies daily based on investment performance. You bear the risk of poor performance and you receive the benefits from favorable investment performance. Contract owners may wish to consider diversifying their investment in the Contract by allocating the investment base to two or more investment divisions.

--------------------------------------------------------------------------------
Net Cash Surrender
Value and Cash
Surrender Value         On a policy anniversary your policy's net cash surrender
                        value equals your investment base minus any deferred policy loading. The net cash surrender value varies daily based on investment performance. We don't guarantee any minimum.

                        For purposes of certain computations under the policy,
                        we use the policy's cash surrender value. It is
                        calculated by adding the amount of any policy debt to
                        the net cash surrender value.
--------------------------------------------------------------------------------
Your Right to Cancel
("Free Look" Period) or
Exchange Your Policy    You may return your policy within ten days after
                        receiving it or, if required by your state, within the later of the ten days and 45 days from the date the application is executed ("free look" period). We will refund the premium paid without interest.

                        You may also exchange this policy within 18 months for a policy with benefits that do not vary with the investment results of a separate account.
--------------------------------------------------------------------------------

How Death Benefit and
Cash Surrender Value
Increases are Taxed     The death benefit should be fully excludable from the
                        beneficiary's gross income for Federal income tax purposes, according to Section 101(a)(1) of the Internal
                        Revenue Code. You won't be taxed on any increase in cash surrender value while the policy remains in force. For a discussion of the tax issues associated with the policy, see "Tax Considerations" on page 33.

--------------------------------------------------------------------------------

Charges to Your
Investment Base         We invest the entire amount of your single premium and
                        any additional payments in the Separate Account. We then deduct certain charges from your investment base on policy processing dates (see "Charges Deducted From Your
                        Investment Base", page 18). The charges deducted are as follows:


                        Deferred Policy Loading equals 7.0% of the single premium and any additional payments received in the first year. It consists of a sales load of 4.0%, a first year administrative expense of .5% and a state and local premium tax charge of 2.5%. (The sales load and first year administrative charge may be reduced if cumulative premiums are sufficiently high to reach certain breakpoints.) The deferred policy loading for any additional payment received after the first policy year equals 6.5%. It consists of a sales load of 4.0% and a state and local premium tax charge of 2.5%. Although chargeable to the single premium and any additional payments, the amount of the deferred policy loading is initially advanced to the Separate Account as part of your investment base and then deducted in equal installments on the ten policy anniversaries following the date we receive and accept the payment. The amount deducted from the investment base as of the policy anniversary will equal .70% of the single premium and any additional payments received in the first policy year and .65% for any additional payments received after the first policy year. We deduct the balance of the deferred policy loading in determining your net cash surrender value.


                        Reallocation Charges may be deducted on policy processing dates if you change your investment base allocation more than five times per policy year (see "Reallocation Charges", page 20).



                        Mortality Costs are deducted on all policy processing dates after the policy date (see "Mortality Cost", page
                        24).



                        We may reduce certain charges to your investment base in group or sponsored arrangements (see "Group or Sponsored Arrangements", page 31).


                        Net Loan Cost is deducted on your policy anniversary if there has been any policy debt outstanding. It equals a maximum .75% of the debt per year for the first ten policy years and .60% thereafter.

                        Underwriting and the Cost of Providing Insurance Underwriting is the process by which we evaluate the risk of providing life insurance on the insured. We use two methods of underwriting:
                            - simplified underwriting with no physical exam; and
                            - para-medical or medical underwriting with a physical exam.


                        The amount of your single premium and the age of the insured determine whether we will do underwriting on a simplified or medical basis. For a discussion of premium and age limits, see "Who May be Covered By a Policy" on page 15.


                        If we use the simplified underwriting method, we incur extra insurance risk because we have less information about the insured. We therefore use guaranteed maximum mortality rates based on the 1980 CET Mortality Table which was designed to take this type of extra insurance risk into account.

                        If we use the para-medical or medical underwriting method, we gather more information about the insured. Because we have additional information we therefore have less insurance risk for insureds we evaluate under this method. We use guaranteed maximum mortality rates based on the 1980 CSO Mortality Table for this method.

                        The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest.

                        The mortality rates we use currently for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.


                        To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent (a) we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class or (b) the insured is underwritten under the simplified method but is not in the non-smoker class (see "Mortality Cost", page 24).

--------------------------------------------------------------------------------
Other Charges and Fees  Advisory Fees

                        The portfolios in the Funds pay monthly advisory fees and other expenses (see "Charges to Series Fund Assets," "Charges to Variable Series Funds Assets," "Charges to AIM V.I. Funds Assets," "Charges to Alliance Fund Assets," "Charges to MFS Trust Assets," pages 20-21).


                        Separate Account Charges
                        There are certain charges deducted daily from the
                        investment results of the divisions in the Separate
                        Account. These charges are:
                           - an asset charge deducted from all divisions to
                             cover mortality and expense risks and guaranteed benefits risk which is currently equivalent to a maximum effective rate of .60% annually at the beginning of the year; and
                           - a trust charge deducted from only those divisions
                             investing in the Trusts which is currently
                             equivalent to .34% annually at the beginning of the year and will never exceed .50% annually.
--------------------------------------------------------------------------------
Assumption of Previously
Issued Policies and
Subsequent Merger       The policies were originally issued by Monarch Life
                        Insurance Company ("Monarch"). On November 14, 1990,
                        Monarch, the Insurance Company and certain other Merrill
                        Lynch insurance companies entered into an indemnity reinsurance and assumption agreement (the "Assumption
                        Agreement"). Under the Assumption Agreement, Tandem
                        Insurance Group, Inc. ("Tandem"), one of the Merrill
                        Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies issued by Monarch through its Variable Account A, including the policies ("reinsured policies") described in this prospectus. On October 1, 1991, Tandem was merged with and into the Insurance
                        Company (the "merger"), which thereby succeeded to all of Tandem's liabilities and obligations. Thus, the Insurance Company has all the liabilities and obligations under the reinsured policies. All further payments made under the reinsured policies will be made directly to or by the Insurance Company.

                        As the owner of a reinsured policy, you have the same rights and values under your policy as you did before the reinsurance or merger transaction. However, you will look to the Insurance Company instead of to Monarch or Tandem to fulfill the terms of your policy. Pursuant to the Assumption Agreement, all of the assets of Monarch's Variable Account A relating to the reinsured policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became a separate account of the Insurance Company.
--------------------------------------------------------------------------------
                        This summary is intended to provide only a very brief overview of the more significant aspects of the policy. The policy together with its attached application constitutes the entire agreement between you and us and should be retained.


                        For the definition of certain terms used in this prospectus, see "Important Terms" on page 8.

--------------------------------------------------------------------------------
                        Important Terms
--------------------------------------------------------------------------------

Attained Age................
                        is the issue age of the insured plus the number of full years since the policy date.

Cash Surrender Value........
                        is equal to the net cash surrender value plus any policy debt.

Death Benefit...............
                        is the larger of the face amount and the variable insurance amount.

Death Benefit Proceeds......
                        are equal to the death benefit less any policy debt and less any overdue charges.

Deferred Policy Loading.....
                        is chargeable to the single premium and any additional payments. However, we advance the amount of the charge to the Separate Account as part of your investment base. We then take back these funds in equal installments on the next ten policy anniversaries following the date we receive and accept your payment.

Face Amount.................
                        is the minimum death benefit as long as the policy remains in force. Additional payments may increase your face amount.

Guarantee Period............
                        is the time we guarantee that the policy will remain in force regardless of investment experience unless the policy debt exceeds certain policy values. It is the period that a comparable fixed life policy (same face amount, single premium, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

Investment Base.............
                        is the amount available under your policy for investment in the Separate Account at any time. Your investment base is the sum of the amounts invested in each of the divisions you have selected.

Issue Age...................
                        is the insured's age as of the insured's birthday nearest the policy date.

Net Cash Surrender
Value.......................
                        is the amount you would receive on any day should you decide to cancel your policy. It is equal to the investment base less the deferred policy loading and less a pro-rata portion of the charges not yet deducted.

Net Single Premium
Factor......................
                        is the factor used in the calculation of the variable insurance amount on policy processing dates. It is based on the insured's underwriting class, sex and attained age and is designed to make the policy meet the guidelines of what constitutes a life insurance policy under the Internal Revenue Code.

Policy Date.................
                        is used to determine policy processing dates, policy years and policy anniversaries. It is usually the business day next following the receipt of the single premium at the Service Center.

Policy Debt.................
                        is the outstanding loan on a policy plus accrued interest.

Policy Processing Dates.....
                        are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct certain charges from your investment base and redetermine the death benefit.

Policy Processing Period....
                        is the period between consecutive policy processing dates.

Tabular Value...............
                        is equal to the cash surrender value for a comparable fixed life policy with the same face amount, single premium, loading and guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your policy during the guarantee period. The tabular value is zero after the guarantee period.

Variable Insurance
Amount......................
                        is determined on each policy processing date. It is the cash surrender value multiplied by the net single premium factor.

--------------------------------------------------------------------------------
                        Facts About the Insurance Company and the Separate
                        Account
--------------------------------------------------------------------------------
The Insurance Company
and MLPF&S              The Insurance Company is a stock life insurance company
                        organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. We are authorized to offer variable life insurance and variable annuities in most jurisdictions.

                        MLPF&S is also a wholly owned subsidiary of Merrill Lynch & Co., Inc. and provides a broad range of securities brokerage and investment banking services in the United States. It provides marketing services for us and is the principal underwriter of our variable life policies issued through the Separate Account. We retain MLPF&S to provide services relating to the policies under a Distribution Agreement. Administrative services for the policies are provided at the service center (the "Service Center"), P.O. Box 9025, Springfield, Massachusetts 01102-9025.
--------------------------------------------------------------------------------

The Insurance Company's
Separate Account        The Separate Account is a separate investment account
                        established by Tandem on November 19, 1990, and acquired by the Insurance Company on October 1, 1991 by virtue of the merger. (See "Assumption of Previously Issued
                        Policies and Subsequent Merger", page 6.) We use it to support our variable life policies and for other purposes permitted by applicable laws and regulations.
                        Its assets are kept separate from our general account and any other separate accounts we may have.


                        We own all the assets in the Separate Account. As required, the assets in the Separate Account are at least equal to the reserves and other liabilities of the Separate Account. Arkansas insurance law provides that the Separate Account's assets, to the extent of the reserves and liabilities of the Separate Account, may not be charged with liabilities from any other business we conduct. However, if the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.


                        There are currently 38 investment divisions in the Separate Account available for new allocations. Ten invest in shares of a specific portfolio of the Series Fund, seven invest in shares of a specific portfolio of the Variable Series Funds, two invest in shares of a specific portfolio of the AIM V.I. Funds, one invests in shares of a specific portfolio of the Alliance Fund, two invest in shares of a specific portfolio of the MFS Trust and sixteen invest in units of a specific Trust.



                        You will find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying Prospectuses. You should read them with this Prospectus.

--------------------------------------------------------------------------------

The Series Fund         The Merrill Lynch Series Fund, Inc. is registered with
                        the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives of the various portfolios in the Series Fund are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

                             Money Reserve Portfolio seeks to preserve capital,
                           maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

                             Intermediate Government Bond Portfolio seeks to
                           obtain the highest level of current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the U.S. Government or its agencies with a maximum maturity of 15 years.


                             Long-Term Corporate Bond Portfolio primarily seeks
                           to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks the preservation of capital. In seeking to achieve these objectives, the portfolio invests at least 80% of the value of its assets in debt securities that have a rating within the three highest grades of Moody's or Standard & Poor's.



                             High Yield Portfolio primarily seeks as high a
                           level of current income as is believed to be consistent with prudent management, and secondarily capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as a "junk bonds").



                             Capital Stock Portfolio seeks long-term growth of
                           capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.



                             Growth Stock Portfolio seeks long-term growth of
                           capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.


                             Multiple Strategy Portfolio seeks a high total
                           investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

                             Natural Resources Portfolio seeks long-term growth
                           of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

                             Global Strategy Portfolio seeks high total
                           investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

                             Balanced Portfolio seeks a level of current income
                           and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.


                        MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM (see "Charges to Series Fund Assets", page 20).

--------------------------------------------------------------------------------

The Variable Series Funds
                        The Merrill Lynch Variable Series Funds, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Seven of its 16 mutual fund portfolios are currently available through the Separate Account. The investment objectives of the seven available Variable Series Funds portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.



                             Basic Value Focus Fund seeks capital appreciation,
                           and secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.


                             Global Utility Focus Fund seeks to obtain capital
                           appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of management of the Fund, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

                             International Equity Focus Fund seeks to obtain
                           capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities.

                             Developing Capital Markets Focus Fund seeks
                           long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.


                             Equity Growth Fund seeks to attain long-term growth
                           of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value, and of emerging growth companies regardless of size. Such companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in such selection.



                             Global Bond Focus Fund seeks to provide high total
                           investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.



                             Index 500 Fund seeks to provide investment results
                           that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

                        The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Variable Series Funds Assets" on page 20.)

--------------------------------------------------------------------------------

The AIM V.I. Funds      The AIM V.I. Funds is registered with the Securities and
                        Exchange Commission as an open-end, series, management investment company and its investment adviser is A I M
                        Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate
                        Account. The investment objectives of the two available
                        AIM V.I. Funds portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.



                             AIM V.I. Capital Appreciation Fund seeks capital
                           appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. The portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.



                             AIM V.I. Value Fund seeks to achieve long-term
                           growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective. The investment division investing in this Fund should not be selected by contract owners who seek income as their primary investment objective.



                        AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is a wholly owned subsidiary of A I M Management Group Inc., an indirect subsidiary of AMVESCO plc (formerly INVESCO plc). AIM is a registered adviser under the Investment Advisers Act of 1940. AIM was organized in 1976, and, together with its domestic subsidiaries, manages or advises 48 investment company portfolios (including the AIM V.I. Funds). The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to AIM V.I. Funds Assets" on page 21.)

--------------------------------------------------------------------------------

The Alliance Fund       The Alliance Fund is registered with the Securities and
                        Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital
                        Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate
                        Account. The investment objective of the available
                        Alliance Fund portfolio is described below. There is no guarantee that this portfolio will be able to meet its investment objective.



                             Premier Growth Portfolio seeks growth of capital by
                           pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.



                        Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a registered adviser under the Investment Advisers Act of 1940. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly-owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Alliance Fund Assets" on page 21.)

--------------------------------------------------------------------------------

The MFS Trust           The MFS Trust is registered with the Securities and
                        Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts
                        Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below.
                        There is no guarantee that any portfolio will be able to meet its investment objective.



                             MFS Emerging Growth Series seeks to provide
                           long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective of long-term growth of capital.



                             MFS Research Series seeks to provide long-term
                           growth of capital and future income. The portfolio securities of the MFS Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.



                        MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, and is a registered adviser under the Investment Advisers Act of 1940. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to MFS Trust Assets" on page 21.)

--------------------------------------------------------------------------------

Certain Risks of the Funds
                        Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

                        In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the policies' federal tax status will not be adversely affected as a result.



                        In selecting investments for the AIM V.I. Capital Appreciation Fund, AIM is particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by this Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and a policyholder should not consider a purchase of shares of the Fund as equivalent to a complete investment program.



                        For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.



                        Because investment in these portfolios entails relatively greater risk of loss of income or principal, it may not be appropriate to allocate all payments and investment base to an investment division that invests in one of these portfolios.

--------------------------------------------------------------------------------
The Trusts              The Merrill Lynch Fund of Stripped ("Zero") U.S.
                        Treasury Securities was formed to provide safety of capital and a high yield to maturity. It seeks this through U.S. Government backed investments which make no periodic interest payments, and therefore are purchased at a deep discount. When held to maturity the investments should receive approximately a fixed yield.
                        The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing
                        U.S. Treasury securities of comparable maturities.

                        The fixed investment portfolios of the Trusts consist mainly of:
                             - bearer debt obligations issued by the U.S.
                               Government stripped of their unmatured interest coupons;
                             - coupons stripped from U.S. debt obligations; and
                             - receipts and certificates for such stripped debt
                               obligations and coupons.


                        The Trusts currently available have maturity dates in years 1998 through 2011, 2013 and 2014.


                        MLPF&S is sponsor for the Trusts. The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units when we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts (see "Charges to Divisions Investing in the Trusts", page 20).

--------------------------------------------------------------------------------
                        Facts About the Policy
--------------------------------------------------------------------------------
Who May be Covered
By a Policy             We can issue a policy for an insured up to age 75. We
                        use the insured's age as of the insured's birthday nearest the policy date. (We call this the insured's issue age.) The insured must also meet our underwriting requirements. The policy is not currently being offered for sale to new purchasers.

                        We use two methods of underwriting:
                             - simplified underwriting, with no physical exam;
                               and
                             - para-medical or medical underwriting with a
                               physical exam.


                        The single premium and the age of the insured determine whether we will do underwriting on a simplified or medical basis. The maximum premium we will underwrite on a simplified basis is $25,000 for insureds through age 14, $50,000 for insureds age 15 through 29, $75,000 for insureds age 30 through 39, $100,000 for insureds age 40 through 49 and $150,000 for insureds age 50 through 75. However, if you select the maximum face amount (see "Selecting the Face Amount", below), we may take the net amount at risk (see "Mortality Cost", page 24) into account in determining the method of underwriting.



                        We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions and which determine the guaranteed mortality rates used in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods, policies may be issued on insureds either in the standard or non-smoker underwriting class. Policies may also be issued on insureds in a substandard underwriting class. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost" on page 24.

--------------------------------------------------------------------------------

Premiums You purchase a face amount of insurance coverage with a single premium payment. You may make additional payments subject to certain restrictions (see "Making Additional Payments", page 16). The minimum single premium is $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over or, if less, for all ages the single premium required to purchase a face amount of at least $100,000. We may reduce the minimum single premium requirements for certain group or sponsored arrangements (see "Group or Sponsored Arrangements", page 31).


                        Selecting the Face Amount
                        You may select the face amount for a given premium within the following limits:
                             - The minimum face amount is the amount which will
                               give you a guarantee period for the whole of life.
                             - The maximum face amount is the amount which will
                               give you the minimum guarantee period we require for the insured's age, sex and underwriting class.

                        As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

                                       Table of Illustrative Face
                                   Amounts for $10,000 Single Premium
                                        Standard-Simplified Issue
                                    GUARANTEE PERIOD             MINIMUM
                                        FOR LIFE             GUARANTEE PERIOD
                          ISSUE    ------------------      --------------------
                           AGE      MALE      FEMALE         MALE       FEMALE
                          ------   -------    -------      --------    --------
                            35     $33,389    $38,906      $166,773    $209,875
                            45     $24,424    $28,497      $ 90,736    $126,292
                            55     $18,386    $21,346      $ 49,162    $ 78,522
                            65     $14,447    $16,308      $ 27,801    $ 44,723

                        Guarantee Period
                        The guarantee period is the time we guarantee that the policy will remain in force regardless of investment experience unless the policy debt exceeds certain policy values. It is for the insured's life or for a shorter period depending on the face amount selected for a given single premium. The guarantee period is based on the guaranteed maximum mortality rates in the policy, the deferred policy loading and a 4% interest assumption. This means that for a given premium and face amount, different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.
--------------------------------------------------------------------------------

Making Additional
Payments After the end of the "free look" period, you may make an additional payment any time you choose up to four times a policy year. (In the state of Kentucky no additional payments can be made until after the first policy year.) We may require satisfactory evidence of insurability before we accept your payment if the payment increases the net amount at risk under the policy (see "Mortality Cost", page 24) or if the guarantee period at the time of the payment is one year or less. The minimum additional payment we will accept is $1,000.


                        If your additional payment requires evidence of insurability, we will place that payment in the division investing in the Money Reserve Portfolio on the business day next following receipt at the Service Center. Once the underwriting is completed and we accept your payment, the amount applicable to the additional payment in the division investing in the Money Reserve Portfolio will be allocated either according to your instructions or, if no instructions have been received, proportionately to your investment base in your investment divisions.

                        If your additional payment doesn't require evidence of insurability, on the date we receive and accept the payment we'll:
                             - increase your investment base by the amount of
                               the payment; and

                             - increase the deferred policy loading (see
                               "Deferred Policy Loading", page 18).


                        Currently, any additional payment not requiring evidence of insurability will be accepted the day it is received. If your additional payment requires evidence of insurability, it will be reflected in your policy values as described above, effective the next business day after the payment was received at the Service Center.

                        If there is a loan outstanding on your policy, unless you tell us otherwise, we will treat any payment by you as a loan repayment, not as an additional payment.


                        As of the policy processing date on or next following the date we receive and accept the additional payment, your variable insurance amount will reflect the additional payment (see "Variable Insurance Amount", page 23). As of such date, we'll also increase either your guarantee period or face amount or both. If your guarantee period prior to any additional payments is less than for life, payments will first be used to extend your guarantee period to the whole of life. Any excess amounts or subsequent additional payments will be used to increase your policy's face amount. The amount of this increase is determined by taking the additional payment or any excess amount, deducting the applicable deferred policy loading, bringing the result up at an annual rate of 4% interest from the date we receive and accept the additional payment to the next policy processing date, and then multiplying by the applicable net single premium factor. If the additional payment is received and accepted on a policy processing date, the payment minus the deferred policy loading is multiplied by the applicable net single premium factor.


                        If the insured dies after an additional payment is received and accepted and before the next policy processing date, we'll pay the beneficiary the larger of:
                             - the amount of the death benefit calculated as of
                               the prior policy processing date plus the amount of the additional payment; and

                             - the cash surrender value as of the date we
                               received and accepted the additional payment multiplied by the net single premium factor as of such date (see "Net Single Premium Factor", page
                               23).


                        The amount paid to the beneficiary will be reduced by the amount of any policy debt and any overdue charges if the policy is in a grace period.

                        Guarantee of Insurability Rider
                        This rider gives you guaranteed options to make certain of the additional payments as described above without evidence of insurability. It is available only to insureds in a standard or non-smoker underwriting class. We will limit the amount of the payments under the rider. While the rider is in effect you will have a guaranteed option on each of your first five policy anniversaries. Subject to evidence of insurability and a maximum age requirement, you may also extend the guaranteed options to include your next five policy anniversaries.

                        To exercise an option we must receive the additional payment while the insured is alive and within 30 days before or after your policy anniversary. If you don't exercise an option you will forfeit any remaining options and the rider will end.
--------------------------------------------------------------------------------

Investment Base         Your investment base is the amount available for
                        investment at any time. It's the sum of the amounts invested in each of the Separate Account divisions. We adjust your investment base daily to reflect the divisions' investment performance (see "Net Rate of Return for an Investment Division", page 37).



                        Certain charges and policy loans directly decrease your investment base. Loan repayments and additional payments increase it. You may elect in writing from which investment divisions you want loans taken and to which divisions you want repayments and additional payments added. If you don't make such an election, we allocate increases and decreases proportionately to the investment base in your investment divisions. (For the special rules on additional payments which require evidence of insurability, see "Making Additional Payments", page 16.)

                        Investment Base Allocation During The "Free Look" Period Under our current rules, we will place your single premium submitted with your application in the division investing in the Money Reserve Portfolio. Your application sets forth this designation. We won't make an allocation change during the "free look" period.

                        Changing Your Investment Base Allocation

                        After the "free look" period, your investment base can be allocated among up to any five divisions. Currently, you may change the allocation of your investment base as often as you choose. However, we may at some point in the future limit the number of changes permitted but not to less than five per policy year. We will notify you if we do so. We may assess a charge for each allocation change in excess of five per policy year (see "Reallocation Charges", page 20).



                        In order to change your investment base allocation, you must call or write the Service Center. If your "free look" period has expired, we will make the change as soon as we receive your request. You can give allocation requests during the "free look" period and the allocation will be made immediately following the end of the "free look" period (see "Some Administrative Procedures", page 28).


                        Trust Allocations
                        We'll notify you 30 days before a Trust you've invested in matures. You must tell us in writing at least seven days before the maturity date how to reinvest your funds in the division investing in that Trust. If we don't hear from you, we'll move your investment base in that division to the division investing in the Money Reserve Portfolio. An allocation on a trust maturity date won't be considered a change in the allocation of the investment base for purposes of calculating the charge for any allocation changes over five in each policy year.

                        Units of a specific Trust may no longer be available when we receive your request for allocation. Should this occur, we will notify you immediately so that you may change your request.

                        Allocation to the Division Investing in the Natural Resources Portfolio
                        Shares of the Natural Resources Portfolio may not be available when we receive your request for allocation. Should this occur, we will notify you immediately so that you may change your request.
--------------------------------------------------------------------------------

Charges Deducted from
Your Investment Base    The charges described below are deducted from your
                        investment base. We also deduct certain asset and trust charges daily from the investment results of each division in the Separate Account in determining the net rate of return. Currently, the asset and trust charges are equivalent to .60% and .34% annually at the beginning of the year (see "Charges to the Separate
                        Account", page 20).


                        Deferred Policy Loading
                        We invest 100% of your single premium and any additional payments you may make. Chargeable to the single premium and any additional payments is an amount called the deferred policy loading. This charge consists of a sales load, a first year administrative expense (not assessed against additional payments received after the first policy year) and a state and local premium tax charge.


                        The sales load, equal to a maximum of 4.0% of the single premium and any additional payments, compensates us for sales expenses. The first year administrative expense, equal to a maximum of .5% of the single premium and any additional payments received in the first policy year, compensates us for the expenses associated with issuing the policies. The sales load and first year administrative expense may be reduced if cumulative premiums are sufficiently high to reach certain breakpoints and in certain group or sponsored arrangements as described on page 31.



                        The state and local premium tax charge is equal to 2.5% of your single premium and any additional payments.


                        Although chargeable to your single premium and to any additional payments, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then take back the loading in equal installments on the ten policy anniversaries following the date we receive and accept your payment. In determining your policy's net cash surrender value, we subtract the balance of the deferred policy loading from your investment base.

                        During the period that the deferred policy loading is included in your investment base, a positive net rate of return will give you greater increases in net cash surrender value and a negative net rate of return greater decreases in net cash surrender value than if the loading had not been included in your investment base.

                        Mortality Cost

                        We deduct a mortality cost from your investment base on each processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage for the insured. We base it on the underwriting class we assign to the insured, the insured's sex and attained age and the policy's net amount at risk (except in Montana and Massachusetts, see "Legal Considerations for Employers", page 31).


                        To determine the mortality cost, we multiply the current mortality rate by the policy's net amount at risk (adjusted for interest at an annual rate of 4%). The net amount at risk is the difference, as of the previous policy processing date, between the death benefit and the cash surrender value.

                        Current mortality rates may be equal to or less than the guaranteed mortality rates depending on the insured's underwriting class, sex and attained age. We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in your policy. For insureds age 20 and over, current mortality rates distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. We use the 1980 Commissioners Standard Ordinary Mortality Table (CSO Table) for policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (CET Table) for policies underwritten on a simplified basis to determine these maximum rates if the policies are issued on insureds in a standard or non-smoker underwriting class. For policies issued on a substandard basis we use a multiple of the 1980 CSO Table.

                        Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. However, for the nonsmoker simplified underwriting class, current mortality rates are equal to or less than the guaranteed rates for the medical underwriting classes.

                        During the period between processing dates, your net cash surrender value takes the mortality cost into account on a pro-rated basis.

                        Maximum Mortality Cost. During the guarantee period we will limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting in our calculation the tabular value for the cash surrender value in determining the net amount at risk and by multiplying by the guaranteed maximum mortality rate. We will deduct this alternate amount from your investment base when it is less than the mortality cost we would have otherwise deducted.

                        Reallocation Charges

                        Reallocation charges may be deducted on policy processing dates if you change your investment base allocation more than five times per policy year. The charge equals $25.00 for each allocation change made during a policy processing period, which exceeds five for the policy year. We do not expect to make a profit from these charges.


                        Net Loan Cost

                        The net loan cost is explained below under "Policy Loans", p. 22.

--------------------------------------------------------------------------------

Charges to the Separate
Account We deduct an asset charge from each division of the Separate Account to cover our mortality, expense and guaranteed benefits risks. We make the charge each day. The total amount of this charge is computed at a maximum effective annual rate of .60% at the beginning of the year.


                        The mortality risk assumed is the risk that insureds as a group will live for a shorter time than our actuarial tables predict. As a result, we would be paying more in death benefits than we planned.

                        The expense risk assumed is the risk that it will cost us more to issue and administer the policies than we expect.


                        The guaranteed benefits risks are related to potentially unfavorable investment results. One risk is that the policy's net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Maximum Mortality Cost", page 19).


                        Charges to Divisions Investing in the Trusts
                        We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge we pay to MLPF&S when units are sold to the Separate Account.

                        The trust charge is currently equivalent to .34% annually at the beginning of the year. It may be increased, but will not exceed .50% annually at the beginning of the year. The charge is based on cost (taking into account our loss of interest) with no expected profit for us.
--------------------------------------------------------------------------------

Charges to Series Fund
Assets The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:


                             - .50% of the first $250 million of the aggregate
                               average daily net assets of the Series Fund;


                             - .45% of the next $50 million of such assets;


                             - .40% of the next $100 million of such assets;


                             - .35% of the next $400 million of such assets; and


                             - .30% of such assets over $800 million.



                        Under a reimbursement agreement, the Series Fund will be reimbursed so that ordinary expenses of the portfolios (which includes the monthly advisory fee) do not exceed .50% of the average daily net assets.

--------------------------------------------------------------------------------

Charges to Variable Series
Funds Assets            The Variable Series Funds incurs operating expenses and
                        pays a monthly advisory fee to MLAM. This fee equals an annual rate of .60% of the average daily net assets of the Basic Value Focus Fund, Global Utility Focus Fund, and Global

                        Bond Focus Fund. This fee equals an annual rate of .30%, .75%, 1.00%, and .75% of the average daily net assets of the Index 500 Fund, the International Equity Focus Fund, the Developing Capital Markets Focus Fund and the Equity Growth Fund, respectively.



                        MLAM and Merrill Lynch Life Agency, Inc. have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets, which is less than the expense limitations imposed by state securities laws or published regulations thereunder. These reimbursement agreements provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

--------------------------------------------------------------------------------

Charges to AIM V.I. Funds
Assets The AIM V.I. Funds incur operating expenses and pay a monthly advisory fee to AIM, which serves as the investment adviser to each fund of the AIM V.I. Funds. As the investment adviser, AIM receives from the AIM V.I. Capital Appreciation Fund and the AIM V.I. Value Fund an advisory fee at an annual rate of .65% of each fund's average daily net assets.

--------------------------------------------------------------------------------

Charges to Alliance Fund
Assets The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance, which serves as the investment adviser to each fund of the Alliance Fund. As the investment adviser, Alliance receives from the Alliance Premier Growth Portfolio an advisory fee at an annual rate of 1.00% of the fund's average daily net assets.



                        Alliance voluntarily waives fees and expenses that exceed .95% of the average net assets of the Alliance Fund. Alliance may discontinue or reduce any waivers or assumptions of expenses at any time without notice. Alliance, however, intends to continue such reimbursements for the foreseeable future.

--------------------------------------------------------------------------------

Charges to MFS Trust Assets
                        The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS, which serves as the investment adviser to each of the funds of MFS Trust. As the investment adviser, MFS receives from the MFS Emerging Growth Series and MFS Research Series an advisory fee, computed and paid monthly, at an annual rate of .75% of the average daily net assets of the respective fund.



                        Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of the MFS Emerging Growth Series and the MFS Research Series (the "Series") such that each Series' expenses, except for management fees ("Other Expenses"), do not exceed .25% of the average daily net assets of the Series. The obligation of MFS to bear Other Expenses for a Series terminates on the last day of the Series' fiscal year in which Other Expenses are less than or equal to .25%.

--------------------------------------------------------------------------------
Net Cash
Surrender Value         Your policy's net cash surrender value fluctuates daily
                        with the investment results of the investment divisions you select. We don't guarantee any minimum. On a policy processing date which is also your policy anniversary, the net cash surrender value equals:
                             - the policy's investment base on that date;

                             - minus the balance of the deferred policy loading
                               (see "Deferred Policy Loading", page 18).


                        If the date of calculation is not a policy processing date, we also subtract a pro-rata mortality cost. And, if there is any existing policy debt, we will also subtract a pro-rata net loan cost on dates other than the policy anniversary.

                        Cancelling to Receive Net Cash Surrender Value

                        You may cancel your policy at any time while the insured is living and receive the policy's net cash surrender value. Your request to cancel must be in writing in a form satisfactory to us. All rights to death benefits will end on the date the written request is sent to us. The net cash surrender value will be determined upon our receipt of the written request at the Service Center. You may elect to receive this amount either in a single payment or under one or more Income Plans (see "Income Plans", page 30).

--------------------------------------------------------------------------------
Policy Loans            You may use your policy as collateral to borrow funds
                        from us. The minimum loan we will make is $1,000 unless you're borrowing to pay the premium on another variable life insurance policy issued by the Insurance Company.
                        In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of the loan any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the policy debt, if less.

                        When you take a loan, we transfer an amount equal to the amount you borrowed out of your investment divisions and hold it as collateral in our general account. You may tell us in writing which investment divisions you want borrowed amounts taken from and which divisions should receive repayments. If you don't, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment divisions.

                        Effect on Death Benefit and Cash Surrender Value
                        Whether or not you repay a policy loan, taking a loan will have a permanent effect on your cash surrender value and may have a permanent effect on your death benefit. This is because the collateral for your loan doesn't participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the policy to lapse sooner than if no loan had been taken.

                        Loan Value
                        The loan value of your policy equals:
                             - 75% of the policy's cash surrender value during
                               the first three years; or
                             - 90% of the policy's cash surrender value after
                               the first three years.

                        The cash surrender value is the net cash surrender value plus any policy debt.

                        In certain states the loan value may differ from that above for particular years. Also, certain states won't permit us to impose a minimum on the amount you can borrow or repay.


                        The maximum amount you can borrow at any time is the difference between the loan value and the policy debt (the outstanding loan plus accrued interest). When additional amounts are borrowed they are added to the policy debt.


                        Interest

                        While a policy loan is outstanding, we'll charge you interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, WE ADD IT TO THE OUTSTANDING LOAN AMOUNT. Policy debt is considered part of total cash value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

                        The amount held in our general account as collateral for your loan earns interest at a minimum of 4.0% annually for the first ten policy years and 4.15% thereafter.

                        Net Loan Cost
                        On each policy anniversary, we reduce your investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For the first ten policy years this equals .75% of the policy debt on the previous policy anniversary taking into account any loans and repayments since then. After the first ten policy years, the net loan cost equals .60%.

                        Between policy anniversaries, your policy's net cash surrender value is reduced by this charge on a pro-rated basis.

                        Cancellation Due to Excess Debt

                        If your policy debt exceeds the larger of the cash surrender value and the tabular value, we'll mail a notice of our intent to cancel the policy, specifying the minimum repayment amount. If we do not receive that amount within 61 days after we mail the notice, we will cancel the policy. Depending upon investment performance of the divisions and the amounts borrowed, loans may cause the policy to lapse. If the policy lapses with a loan outstanding, adverse tax consequences may result (see "Tax Considerations", page 33).

--------------------------------------------------------------------------------

Death Benefit Proceeds  We will pay the death benefit proceeds to the beneficiary when we receive all information needed to make the payment, including due proof of the insured's death. When Merrill Lynch Life is first provided reliable notification of the insured's death by a representative of the owner or the insured, investment base may be transferred to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.


                        Amount of Death Benefit Proceeds
                        The policy's death benefit proceeds equal:
                             - the death benefit, which is the larger of the
                               current face amount and the variable insurance amount; less
                             - any policy debt; and less

                             - any overdue charges if the policy is in a grace
                               period (see "When Your Guarantee Period is Less Than for Life", page 25).


                        The values above are those as of the date of death. The death benefit will never be less than the amount required to keep the policy qualified as life insurance under Federal income tax laws.


                        The amount paid on death will be greater when an additional payment has been received and accepted during a policy processing period and the insured dies prior to the next policy processing date (see "Making Additional Payments", page 16).


                        Variable Insurance Amount
                        We determine the variable insurance amount on each policy processing date by:
                             - calculating the cash surrender value; and
                             - multiplying by the net single premium factor
                               (explained below).

                        The variable insurance amount changes only on a policy processing date. It will never be less than required by Federal income tax law.

                        Net Single Premium Factor
                        The net single premium factor is based on the insured's sex, underwriting class and attained age on the policy processing date. It decreases as the insured's age increases. As a result, the variable insurance amount will decrease in relationship to the policy's cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. A table of net single premium factors is included in the policy.

                              Table of Illustrative Net Single Premium Factors
                                         on Policy Anniversaries

                              Standard-Simplified Issue                  Standard-Medical Issue
                          ATTAINED                                 ATTAINED
                            AGE         MALE        FEMALE           AGE          MALE        FEMALE
                          --------     -------     --------        --------     --------     --------
                              5        8.61444     10.08769            5        10.26605     12.37298
                             15        6.45795      7.65253           15         7.41158      8.96292
                             25        4.89803      5.70908           25         5.50384      6.48170
                             35        3.59024      4.18342           35         3.97197      4.64894
                             45        2.62620      3.06419           45         2.87749      3.36465
                             55        1.97694      2.29528           55         2.14058      2.48940
                             65        1.55349      1.75357           65         1.65786      1.87562
                             75        1.28954      1.38615           75         1.35394      1.45952
                             85        1.14214      1.17173           85         1.18029      1.21265

--------------------------------------------------------------------------------

Payment of Death Benefit
Proceeds We will usually pay the death benefit proceeds to the beneficiary within seven days after we receive all the information we need to process the payment. We may delay payment if the policy is being contested or under the circumstances described in "Using Your Policy", page 27 and "Other Policy Provisions", page 29. If we do delay payment, we will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more Income Plans (see "Income Plans", page 30).

--------------------------------------------------------------------------------
Policy Guarantees       Although your policy values depend on the investment
                        results of the investment divisions you've selected and the amount of net cash surrender value is not guaranteed, the policy does provide the following guarantees.

                        Guarantee Period

                        We guarantee that the policy will stay in force for the insured's life, or for a shorter guarantee period depending on the face amount selected for a given premium. We won't cancel the policy during the guarantee period unless the policy debt exceeds certain policy values (see "Interest", page 22). We'll hold a reserve in our general account to support this guarantee.


                        Mortality Cost

                        Each policy issued on a standard basis guarantees maximum mortality rates based on the 1980 CSO Table for policies underwritten on a medical basis and the 1980 CET Table for policies underwritten on a simplified basis. For policies issued on a substandard basis we use a multiple of the 1980 CSO Table. We may use current rates that are equal to or less than these rates, but never greater. In addition, we limit the mortality cost if investment results are unfavorable (see "Maximum Mortality Cost", page 19). In effect, during the guarantee period you will not be charged for mortality costs that are greater than those for a comparable fixed policy based on 4% interest and the same guaranteed mortality rates.


                        Your Policy's Tabular Value
                        When we issue your policy, its tabular value equals the cash surrender value. From then on, the tabular value equals the cash surrender value for a comparable fixed life policy with the same face amount and guarantee period, based on 4% interest and the guaranteed mortality table. After the guarantee period the tabular value is zero. The tabular value is used to limit the mortality cost deduction as well as our right to cancel your policy during the guarantee period.

                        Other Amounts Deducted from Investment Base
                        There are currently no charges for administrative expenses beyond the first year and we won't impose any in the future. The loan charge will never exceed a maximum of .75% of the policy debt per year for the first ten policy years and .60% thereafter.

                        Amounts Deducted from the Separate Account

                        The amount of these deductions is limited and can't be increased above the maximums shown in "Charges to the Separate Account" on page 20.

--------------------------------------------------------------------------------

When Your Guarantee
Period is Less Than for
Life After the end of the guarantee period, we may cancel your policy if the net cash surrender value on a policy processing date won't cover the charges due (see "Charges Deducted from Your Investment Base", page 18).


                        We will notify you before cancelling your policy. You'll have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. (In certain states the amount of the required payment may differ.) We will cancel your policy at the end of this grace period if we have not received your payment. Any excess of the payment above the overdue charges will be treated as an additional payment.

                        Reinstating Your Policy
                        If we cancel your policy, you may reinstate it while the insured is still living if:
                             - you request the reinstatement within three years
                               after the end of the grace period;
                             - we receive satisfactory evidence of insurability;
                               and
                             - you make a premium payment which is sufficient to
                               give you a guarantee period of at least five years from the effective date of the reinstated policy.


                        We will treat your premium payment as an additional payment requiring underwriting (see "Making Additional Payments", page 16).


                        Your reinstated policy will be effective on the policy
                        processing date on or next following the date we approve
                        your reinstatement application.
--------------------------------------------------------------------------------
Your Right to Cancel
("Free Look" Period) or
Exchange Your Policy    You may cancel your policy during your "free look"
                        period. In most states it is ten days after you receive it. In some states, however, it is the later of the ten days and 45 days from the date the application is executed. If you decide to cancel, you may mail or deliver the policy to us or to the registered representative who sold it to you. We will refund the premium paid without interest. If you cancel, we may require that you wait six months before applying to us again.

                        Special Cancellation Right for Corporate Purchasers Corporations that purchase one or more policies at the same time with an aggregate single premium of $250,000 or more, where the investment base has at all times been allocated to the division investing in the Money Reserve Portfolio and where no additional payments have been made nor policy loans taken, may cancel the policy(ies) and receive the greater of the premium paid without interest and the net cash surrender value.

                        Exchanging Your Policy

                        You may exchange this policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of the issue date of your policy. You also must return the original policy.

                        The new policy will have the same owner and beneficiary as those of your original policy on the date of the exchange. It will have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original policy. Any policy debt will be carried over to the new policy.

                        We won't ask for evidence of insurability.
--------------------------------------------------------------------------------
Reports to Policyowners After the end of each policy quarter you'll receive a statement of the allocation of your investment base, death benefit, net cash surrender value, any policy debt and, if there has been a change, your current face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. We will project your policy's value at a net rate of return of 8% and based on this value tell you when the policy will terminate unless additional payments are made. It will also include any other information that may be currently required by the state insurance department of the jurisdiction in which this policy is delivered.


                        Policyowners will receive confirmation of all financial transactions. Such confirmations will show the price per unit of each of the policyowner's investment divisions, the number of units a policyowner has in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division", page 37). The sum of the values in each investment division is a policyowner's investment base.



                        You will also receive semiannual reports containing a financial statement for the Separate Account and a list of portfolio securities of the Funds as required by the Investment Company Act of 1940.

--------------------------------------------------------------------------------
Single Premium
Immediate Annuity Rider If it's allowed in your state, you may add a single premium immediate annuity rider (SPIAR) to your policy. This rider would provide you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we'll pay the rider value in a lump sum to the beneficiary under the policy. For tax purposes, this payment won't be considered part of the life insurance death benefit.

                        If you surrender the rider before the end of the period, we'll pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

                        If you are not the insured and you die before the income period ends, we'll pay the remaining payments to the new owner.

                        If you change the owner of the policy, we will change the owner of the SPIAR to the new owner of the policy.

                        If the policy ends because the insured dies (where you are not the insured), because we terminate the policy, or because you've cancelled it for its net cash surrender value, we'll continue the annuity under the same terms but under a separate written agreement. Or you can choose one of the options available upon surrender of the rider.

                        The rider won't have any effect on your policy's loan value.

                        The reserves for this rider will be held in our general account.

                        Pledging, assigning or gifting a policy with a SPIAR may have tax consequences to you. You are advised to consult your tax advisor prior to effecting an assignment, pledge or gift of such a policy. For a discussion of the tax issues associated with use of a SPIAR, see "Tax Considerations", page 33.

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                        More About the Policy
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Using Your Policy       Ownership
                        The policyowner is usually the insured, unless another owner has been named in the application. The policyowner has all rights and options described in the policy.

                        If you, the policyowner, are not also the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the policy and have all your rights. If you don't name a contingent owner, your estate will own your interest in the policy at your death.

                        If there is more than one policyowner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by phone if the owner provides the personal identification code as well as the policy number. One policyowner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policyowners are entitled under the policy.

                        Changing the Owner
                        During your lifetime, you have the right to transfer ownership of the policy. The new owner will have all rights and options described in the policy. The change will be effective as of the day the notice is signed, but will not affect any payment made or action taken by us before receipt of the notice of the change at the Service Center.

                        Assigning the Policy as Collateral
                        You may assign this policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment.

                        You must give us satisfactory written notice at the Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

                        Naming Beneficiaries
                        We'll pay the primary beneficiary the proceeds of this policy on the insured's death. If the primary beneficiary has died, we pay the contingent beneficiary. If no contingent beneficiary is living, we pay the insured's estate.

                        You may name more than one person as primary or contingent beneficiaries. We'll pay proceeds in equal shares to the surviving beneficiary unless the beneficiary designation provides otherwise.

                        You have the right to change beneficiaries during the insured's lifetime unless the primary beneficiary designation has been made irrevocable. If the designation is irrevocable, the primary beneficiary must consent when you exercise certain rights and options under this policy. If you change the beneficiary the change will take effect as of the day the notice is signed, but will not affect any payment made or action taken by us before receipt of the notice of the change at the Service Center.

                        Changing the Insured

                        Subject to certain requirements, you may request that we change the insured under a policy once each policy year. To do so, we must receive a written request from you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding debt must first be repaid and the policy cannot be collaterally assigned. If the request for change is approved, the insurance on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living and the policy is still in effect at that time.


                        The policy will be changed as follows on the effective date:
                             - The issue age will be the new insured's issue age
                               (the new insured's age as of the birthday nearest the policy date).
                             - The guaranteed maximum mortality rates will be
                               those in effect on the policy date for the new insured's issue age, sex and underwriting class.
                             - A charge for changing the insured will be
                               deducted from the policy's investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum of $200 and a maximum of $1,500.
                             - The policy's issue date will be the effective
                               date of the change.

                        The face amount or guarantee period may also change on the effective date depending on the new insured's age, sex and underwriting class. We will also determine a new variable insurance amount.

                        Maturity Proceeds

                        The maturity date is the policy anniversary nearest the insured's 100th birthday. On the maturity date, we'll pay you the net cash surrender value provided the insured is still living and the policy is still in effect at that time.


                        How We Make Payments
                        We'll usually pay death benefit proceeds, net cash surrender value on cancellation and loans within seven days after the Service Center receives all the information needed to process the payment.

                        However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:
                             - the New York Stock Exchange is closed for other
                               than a regular holiday or weekend; or
                             - trading is restricted; or
                             - an emergency exists according to Securities and
                               Exchange Commission ("SEC") rules.

                        We may also delay payment if an SEC order allows us to
                        in order to protect our policyowners.
--------------------------------------------------------------------------------
Some Administrative
Procedures              Described below are certain of our administrative
                        procedures. We reserve the right to modify them from time to time or to eliminate them. For administrative and tax purposes, we may from time to time require specific forms be completed in order to accomplish certain transactions, including surrenders.

                        Signature Guarantees

                        In order for you to make certain policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or federal savings and loan association), a member bank of the Federal Reserve System or a member firm of a national securities exchange.


                        Currently, we may require a signature guarantee on:


                             - written requests for cash surrenders or policy
                               loans;


                             - change of owner; and

                             - phone authorization forms if not submitted with
                               your application.

                        Your Personal Identification Code

                        We will send you a four digit personal identification code shortly after your policy is placed in force and before the end of the "free look" period. You need to give us this number when you call us at the Service Center to get information about your policy, to make a policy loan (if an authorization is on file), or to make other requests. Your personal identification code will be accompanied by a notice reminding you that your investment base is in the division investing in the Money Reserve Portfolio and that you may change this allocation by calling or writing the Service Center (see "Changing Your Investment Base Allocation", page 18).


                        Reallocating Your Investment Base
                        You can reallocate your investment base either in writing in a form satisfactory to us or by phone. If you do it by phone, you must tell us your personal identification code as well as your policy number. We will give you a confirmation number over the phone and then follow up in writing.

                        Requesting a Policy Loan
                        A loan may be requested in writing or, if all required forms are on file with us, by phone. Once we have the authorization, you can call the Service Center, give us your policy number, name and personal identification code, and then tell us how much you want to borrow and from which divisions the loan should be transferred. We will wire the funds to your account at the financial institution named on your authorization. We will usually wire the funds within two working days of receipt of the request.

                        Telephone Requests
                        A telephone request for a policy loan or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. The Insurance Company reserves the right to change or discontinue the telephone transfer procedures.


                        Merrill Lynch Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. Merrill Lynch Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
Other Policy Provisions In Case of Errors on the Application
                        If an age or sex given in the application is wrong, it could mean that the face amount, guarantee period, or any other policy benefit is wrong. We'll pay what the premium would have bought for the correct age or sex assuming the same guarantee period.

                        Incontestability
                        We rely on statements made in the applications. Legally, they are considered representations, not warranties. We can contest the validity of a policy if any material misstatements are made in the initial application. We can also contest any amount of death benefit which wouldn't be payable except for the fact that an additional payment was made if any material misstatements are made in the application required with the additional payment.

                        We won't contest the validity of a policy after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after such death benefit has been in effect during the insured's lifetime for two years from the date we received and accepted the payment.

                        Payment in Case of Suicide
                        If the insured commits suicide within two years from this policy's issue date, we'll pay only a limited death benefit. The benefit will be equal to the premium paid. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit which wouldn't be payable except for the fact that the additional payment was made will be limited to the amount of the additional payment. The death benefit we will pay will be reduced by any policy debt.

                        Policy Changes -- Applicable Tax Law
                        For you to receive the tax treatment accorded to life insurance under Federal income tax law, your policy must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. Therefore, to assure this qualification, we have reserved the right to defer acceptance of or to return any additional payments that would cause the policy to fail to qualify as life insurance under applicable tax law as interpreted by us. Further, we reserve the right to make changes in the policy or its riders or to make distributions from the policy to the extent we find it necessary to continue to qualify your policy as life insurance. Any such changes will apply uniformly to all policies that are affected and you will be given advance written notice of such changes.

                        Dividends
                        Our variable life insurance policies are non-participating. This means that they don't provide for dividends. Investment results under these variable life policies are reflected in benefits.

                        State Variations
                        Certain policy features are subject to state variation.
                        You should read your policy carefully to determine
                        whether any variations apply in the state in which the
                        policy was issued.
--------------------------------------------------------------------------------
Income Plans            We offer several income plans to provide for payment of
                        the death benefit proceeds to the beneficiary. You may choose one or more income plans at any time during the insured's lifetime. If no plan has been chosen when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to such beneficiary to one or more of the plans. You may also choose one or more income plans on cancelling the policy for its net cash surrender value. Our approval is needed for any plan where any income payments would be less than $100. Payments under these plans do not depend on the investment results of a separate account.

                        Income plans are:

                           Annuity Plan
                           An amount can be used to purchase a single premium immediate annuity.

                           Annuity purchase rates will be 3% less than for new annuitants.

                           Income for a Fixed Period
                           Payments are made in equal installments for up to 30 years.

                           Income for Life
                           Payments are made in equal monthly installments until death of a named person or end of a designated period, whichever is later. The designated period may be for 10 or 20 years.

                           Interest Payment
                           Amounts are left on deposit with us to earn interest of at least 3% per year.

                           Income of a Fixed Amount
                           Payments are made in equal installments until proceeds applied under the option and interest on unpaid balance at not less than 3% per year are exhausted.

                           Joint Life Income
                           Payments are made in monthly installments as long as at least one of two named persons is living. While both are living, we make full payments. If one dies, we make payments at two-thirds of the full amount. Payments end completely when both named persons die.

                        Once in effect, some of the plans may not provide any
                        surrender rights.
--------------------------------------------------------------------------------
Group or Sponsored
Arrangements            For certain group or sponsored arrangements, we may
                        reduce the sales load, the first-year administrative expense, the mortality cost and the minimum premium and we may modify our underwriting classifications.

                        Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

                        Our costs for sales, administration and mortality generally vary with the size and stability of the group and the reasons the policies are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

                        We'll make any reductions according to our rules in effect when an application for a policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium.

                        We may change these rules from time to time. However,
                        reductions in charges will not discriminate unfairly
                        against any person.
--------------------------------------------------------------------------------
Legal Considerations for
Employers               In 1983, the Supreme Court held in Arizona Governing
                        Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
                        Subsequent decisions of lower Federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply to contributions made before that date. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

                        The policy offered by this prospectus is based on mortality tables that distinguish between men and women. As a result, the policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing this policy.


                        Certain states may prohibit the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of its residents. (Previously, certain policies issued on the life of a Massachusetts resident were also issued on a unisex basis.) Therefore, policies described in this prospectus to insure residents of Montana (and certain residents of Massachusetts) will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex. Policyowners should consult the policy.

--------------------------------------------------------------------------------
Selling the Policies    The Insurance Company retains MLPF&S under a
                        distribution agreement to act as principal underwriter for the policies described in this prospectus as well as other policies issued through the separate account.
                        MLPF&S also is principal underwriter (distributor) for other registered investment companies, including other separate accounts of the Insurance Company and an affiliated insurance company. It is registered with the SEC as a broker-dealer and is a member of the National
                        Association of Securities Dealers.

                        The Insurance Company has companion sales agreements with MLPF&S and various Merrill Lynch Life Agencies. Under these agreements, applications for the policies are solicited by financial consultants of MLPF&S. The financial consultants are authorized under applicable state regulations to sell variable life insurance as insurance agents.

                        The maximum commission as a percentage of a premium payable to qualified registered representatives will, in no event, exceed 3.5%. In addition, the organizations described above will also receive override payments and may be reimbursed under MLPF&S's expense reimbursement allowance program for portions of expenses incurred.


                        The total amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1996, December 31, 1995 and December 31, 1994 were $634,950, $677,860, and $808,469, respectively.

--------------------------------------------------------------------------------

Administrative Services The Insurance Company and its parent, Merrill Lynch
                        Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to the Insurance Company, including services related to the Separate Account and the policies. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Insurance Company on an allocated cost basis. Charges billed to the Insurance Company by MLIG pursuant to the agreement were $44.5 million for the year ended December 31, 1996.

--------------------------------------------------------------------------------
Tax Considerations      Definition of Life Insurance
                        In order to qualify as a life insurance contract for Federal tax purposes, this policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The
                        Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the policy offered by this prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to this policy.

                        Nevertheless, we believe that the policy offered by this prospectus qualifies as a life insurance contract for Federal tax purposes. This means that:
                             - the death benefit should be fully excludable from
                               the gross income of the beneficiary under Section
                               101(a)(1) of the Internal Revenue Code; and
                             - the policyowner should not be considered in
                               constructive receipt of the policy's cash
                               surrender value, including any increases, until actual cancellation of the policy.


                        We have reserved the right to make changes in this policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see "Policy Changes -- Applicable Tax Law", page 30).


                        Diversification

                        Section 817(h) of the Internal Revenue Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements. Each Fund is obligated to comply with the diversification requirements prescribed by the Treasury Department.


                        In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If the policyowner is considered the owner of the assets of the Separate Account, income and gains from the account would be included in the policyowner's gross income.

                        The ownership rights under this policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policyowners were not owners of separate account assets. For example, the owner of this policy has additional flexibility in allocating premiums and cash values. These differences could result in the policyowner being treated as the owner of the assets of the Separate Account. In addition, the Insurance Company does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. We therefore reserve the right to modify this policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account.

                        Policy Loans
                        Under current law policy loans are considered indebtedness of a policyowner and no part of a loan constitutes income to an owner. However, any interest paid on policy loans for single premium policies will not be tax-deductible.

                        Tax Treatment of Policy Loans and Other Distributions Federal Tax Laws establishes a class of life insurance policies referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in
                        Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid modified endowment contract treatment.


                        Loans from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the policyowner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the policy immediately before the distribution.



                        The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.


                        These provisions apply to policies entered into on or after June 21, 1988. However, a policy that is not originally classified as a modified endowment contract can become so classified if a material change is made in the policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional premium payments. You may choose not to exercise this right in order to preserve your policy's current tax treatment.

                        If you do preserve your policy's current tax treatment, policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the policy.

                        Any policy received in exchange for a modified endowment contract is considered a modified endowment contract.

                        If there is any borrowing against your policy, whether a modified endowment contract or not, the interest paid on loans is not tax deductible.

                        Aggregation of Modified Endowment Contracts

                        In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a policy that is treated as a modified endowment contract, a special "aggregation" requirement may apply for purposes of determining the amount of the "income on the contract." Specifically, if the

                        Insurance Company or any of its affiliates issue to the same policyowner more than one modified endowment contract during a calendar year, then for purposes of measuring the "income on the contract" with respect to a distribution from any of those contracts, the "income on the contract" for all such contracts will be aggregated and attributed to that distribution.

                        Taxation of Single Premium Immediate Annuity Rider

                        If a SPIAR was added to the policy at issue to make the payments on the policy, a portion of each payment from the annuity will be includible in income for federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by the Insurance Company under the annuity.


                        If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by the Insurance Company, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

                        Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

                        Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policyowners or beneficiary.

                        The SPIAR does not exist independently of a policy. Accordingly, there are tax consequences if a policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the policy.

                        Other Transactions

                        Changing the owner or the insured may have tax consequences. Exchanging this policy for another involving the same insured will have no tax consequences if there is no policy debt and no cash or other property is received, according to Section 1035(a)(1) of the Internal Revenue Code. In addition, exchanging this policy for more than one policy, or exchanging this policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a modified endowment contract. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.


                        In addition, the policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

                        Other Taxes
                        Federal estate and state and local estate, inheritance and other taxes depend upon your or the beneficiary's specific situation.

                        Ownership of Policies by Non-Natural Persons. The above discussion of the tax consequences arising from the purchase, ownership, and transfer of a policy has assumed that the owner of the policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans. Further, organizations purchasing policies covering the life of an individual who is an officer or employee of, or is financially interested in, the taxpayer's trade or business, should consult a tax advisor regarding possible tax consequences associated with a policy prior to the acquisition of a policy and also before entering into any subsequent changes to or transactions under the Policy.

                        Merrill Lynch Life does not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

                        The above discussion is not intended as tax advice. For
                        tax advice you should consult a competent tax advisor.
                        Although our tax discussion is based on our
                        understanding of Federal income tax laws as they are
                        currently interpreted, we can't guarantee that those
                        laws or interpretations will remain unchanged.
--------------------------------------------------------------------------------
The Insurance Company's
Income Taxes            Federal Income Taxes
                        We don't expect to incur any Federal income tax liability that would be chargeable to the Separate
                        Account. As a result, no charges for Federal income taxes are currently deducted from the Separate Account.

                        Changes in Federal tax treatment of variable life insurance or in the Insurance Company's tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

                        Tax charges, if they were imposed, won't apply to policies issued in connection with qualified pension arrangements.

                        State and Local Income Taxes
                        Under current laws, we may incur state and local income
                        taxes (in addition to premium taxes) in several states,
                        although these taxes are not significant. If the amount
                        of these taxes changes substantially, we may make
                        charges to the Separate Account.
--------------------------------------------------------------------------------
Reinsurance             We have reinsured some of the risks we assumed under the
                        policies.

--------------------------------------------------------------------------------
                        More About the Separate Account and Its Divisions
--------------------------------------------------------------------------------
About the Separate
Account
                        The Separate Account is registered with the SEC under
                        the Investment Company Act of 1940 as an investment
                        company. This registration does not involve any SEC
                        supervision of our management or the management of the
                        Separate Account. The Separate Account is also governed
                        by the laws of the State of Arkansas, our state of
                        domicile.
--------------------------------------------------------------------------------
Changes Within the
Separate Account        We may from time to time make additional investment
                        divisions available to you. These divisions will invest in investment portfolios we find suitable for the policies. We also have the right to eliminate investment divisions from the Separate Account, to combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would get prior approval from the insurance department of our state of domicile before making such a substitution. This approval process is on file with the insurance department of the jurisdiction in which this policy is delivered. We would also get prior approval from the SEC and any other required approvals before making such a substitution.

                        We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which your policy belongs, to another separate account.

                        When permitted by law, we reserve the right to:
                             - deregister the Separate Account under the
                               Investment Company Act of 1940;
                             - operate the Separate Account as a management
                               company under the Investment Company Act of 1940;
                             - restrict or eliminate any voting rights of
                               policyowners, or other persons who have voting rights as to the Separate Account; and
                             - combine the Separate Account with other separate
                               accounts.

                        Right to Exchange Policy
                        Policyowners may exchange their policies for a policy with benefits that do not vary with the investment results of a Separate Account if:
                             - there is a change in an investment adviser of any
                               portfolio; or
                             - there is a material change in the investment
                               objectives or restrictions of any portfolio in which the investment divisions invest.

                        We will notify you if there is any such change. You will be able to exchange your policy within 60 days after our notice or the effective date of the change, whichever is later. No evidence of insurability is required on exchange.
--------------------------------------------------------------------------------
Net Rate of Return for
an Investment Division  Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports furnished to the policyowner by the Insurance Company). When payments or other amounts are allocated to an investment division, a number of units are purchased based on the value of a unit of the investment division as of the end of the valuation period during which the allocation is made. When amounts are transferred out of, or deducted from, an investment division, units are redeemed in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the net asset value of an investment division. For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. The Insurance Company determines the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the division for the valuation period and is net of the charges to the Separate Account described above.


                        For divisions investing in the Funds, shares are valued at net asset value and we consider any dividends or capital gains distributions declared by the Funds.


                        For divisions investing in the Trusts, units of each Trust will be valued at the sponsor's repurchase price, as explained in the prospectus for the Trusts.
--------------------------------------------------------------------------------

The Funds               Buying and Redeeming Shares


                        The Funds sell and redeem shares at net asset value. We redeem shares to pay benefits and make reallocations. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.


                        Voting Rights

                        We will vote Funds shares according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we're permitted to vote the shares of the Funds in our own right, we may decide to do so.


                        We determine the number of shares that you have in an investment division by dividing a policy's investment base in that division by the net asset value of one share of the portfolio. Fractional votes will be counted.


                        We will determine the number of shares you can instruct us to vote 90 days or less before the Funds meeting. We will ask you for voting instructions by mail at least 14 days before the meeting.


                        If we don't get your instructions in time, we'll vote the shares in the same proportion as the instructions received for all policies (including those received from other types of policies we issue through the Separate Account) in that investment division. We'll also vote shares we hold in the Separate Account which are not attributable to policyowners in the same proportion.

                        Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.


                        We may also disregard instructions to vote for changes initiated by an owner in the investment policy or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it was:


                             - contrary to state law;


                             - prohibited by state regulatory authorities; or


                             - decided by us that the change would result in
                               overly speculative or unsound investments.



                        If we disregard voting instructions, we'll include a summary of our actions in the next semiannual report.

                        Administration Services Arrangements

                        MLAM has entered into an agreement with MLIG, with respect to administration services for the Series Fund and the Variable Series Funds in connection with the policies and other variable life insurance and variable annuity contracts issued by the Insurance Company. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued by the Insurance Company.


                        AIM V.I. Funds has entered into an Administrative Services Agreement with AIM, pursuant to which AIM has agreed to provide certain accounting and other administrative services to the AIM V.I. Funds, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the AIM V.I. Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services. AIM has entered into an agreement with the Insurance Company with respect to administrative services for the AIM V.I. Funds in connection with the Policies. Under this agreement, AIM pays compensation to the Insurance Company in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the Policies.



                        Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with the Insurance Company with respect to administrative services for the Alliance Fund in connection with the Policies. Under this agreement, AFD pays compensation to the Insurance Company in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Policies.



                        MFS has entered into an agreement with MLIG with respect to administrative services for the MFS Trust in connection with the Policies and certain policies issued by ML Life Insurance Company of New York. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such policies.


--------------------------------------------------------------------------------


Resolving Material
Conflicts               Shares of the Series Fund are available for investment
                        by other Merrill Lynch insurance companies and Monarch.
                        Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, and the MFS Trust are sold to separate accounts of other Merrill Lynch insurance companies, and insurance companies not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans. It is possible that differences might arise between our Separate Account and one or more separate accounts of the other insurance companies which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts".
                        Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance separate accounts. It could also arise by reason of differences in voting instructions from our policyowners and those of the other insurance companies, or for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we may be required to eliminate one or more divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, we will take the action which we believe necessary to protect our policyowners, consistent with applicable legal requirements.

--------------------------------------------------------------------------------

The Trusts              The 16 Trusts:



                          TRUST      MATURITY DATE
                          -----    ------------------
                          1998     February 15, 1998
                          1999     February 15, 1999
                          2000     February 15, 2000
                          2001     February 15, 2001
                          2002     February 15, 2002
                          2003     August 15, 2003
                          2004     February 15, 2004
                          2005     February 15, 2005
                          2006     February 15, 2006
                          2007     February 15, 2007
                          2008     February 15, 2008
                          2009     February 15, 2009
                          2010     February 15, 2010
                          2011     February 15, 2011
                          2013     February 15, 2013
                          2014     February 15, 2014


                        Targeted Rate of Return to Maturity

                        From time to time, we may calculate a targeted rate of return to maturity for an investment division investing in a Trust. Because the underlying securities in the Trusts will grow to their face value on the maturity date, it is possible to determine a compound rate of growth to maturity for the Trust units. But because the units are held in the Separate Account the asset charges described in "Charges to the Separate Account" on page 20, must be taken into account in determining a net return. The net rate of return to maturity depends on the compound rate of growth adjusted for these charges. It does not, however, represent the actual return on a premium we might receive under the policy on that date, since it does not reflect the charges deducted from a policy's investment base described in "Charges Deducted from Your Investment Base" on page 18.


                        Since the value of the Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and the net rate of return to maturity will vary correspondingly.

--------------------------------------------------------------------------------
                        Illustrations
--------------------------------------------------------------------------------

Illustrations of Death
Benefits, Investment Base,
Cash Surrender Values
and Accumulated
Premiums The tables on pages 43 through 47 demonstrate the way in which your policy works. The tables are based on the following ages, face amounts, premiums and guarantee periods.



                             1. The illustration on page 43 is for a policy
                        issued to a male age five in the standard-simplified underwriting class with a single premium of $5,000, a face amount of $40,057 and a guarantee period for life.



                             2. The illustration on page 44 is for a policy
                        issued to a male age forty in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $28,477 and a guarantee period for life.



                             3. The illustration on page 45 is for a policy
                        issued to a male age fifty-five in the
                        standard-simplified underwriting class with a single premium of $10,000, a face amount of $18,386 and a guarantee period for life.



                             4. The illustration on page 46 is for a policy
                        issued to a female age sixty-five in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $16,308 and a guarantee period for life.



                             5. The illustration on page 47 is for a policy
                        issued to a male age forty in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $123,712 and a guarantee period of 15 years. This illustration also demonstrates the effects of additional payments.


                        The tables show how the death benefit, investment base and cash surrender value may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

                        The death benefit, investment base and cash surrender value for your policy would be different from those shown if the actual rates of return averaged 0%, 4%, 8% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

                        The amounts shown for the death benefit, investment base and cash surrender value as of the end of each policy year take into account the daily charge for mortality, expense and guaranteed benefits risks in the Separate Account equivalent to an effective annual charge of .60% at the beginning of the year.


                        The amounts shown in the tables also assume an additional charge of .52%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1996 expenses (including the monthly advisory fees) for the Funds and the current trust charge. This charge also reflects expense reimbursements made in 1996 to certain portfolios by the investment adviser to the respective portfolio. These reimbursements amounted to .06%, .07%, .16%, .48%, and .28% of the average daily net assets of the Developing Capital Markets Focus Fund, the Natural Resources Portfolio, the MFS Emerging Growth Series, the MFS Research Series, and the Premier Growth Portfolio, respectively. (See "Charge to Fund Assets" on page 20.) The actual charge under a policy for Fund expenses and the trust charge will depend on the actual allocation of your investment base and may be higher or lower depending on how your investment base is allocated.

                        Taking into account the .60% charge for mortality, expense and guaranteed benefits risks in the Separate Account and the .52% charge described above, the gross annual rates of investment return of 0%, 4%, 8% and 12% correspond to net annual rates of -1.12%, 2.86%, 6.84% and 10.81%, respectively. The gross returns are before any deductions and should not be compared to rates which are after deduction of charges.


                        The hypothetical returns shown on the tables are without any Insurance Company income tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 4%, 8% and 12%, the portfolio would have to earn a sufficient amount in excess of 0% or 4% or 8% or 12% to cover any tax charges.

                        The second column of the tables shows the amount which would accumulate if an amount equal to the single premium were invested to earn interest (after taxes) at 5% compounded annually.

                        We'll furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the premium amounts requested. The illustration will also use current mortality rates and will assume that the proposed insured is in a standard underwriting class. In addition, if a purchase is made, a personalized illustration will be included at the delivery of a policy reflecting the insured's actual underwriting class.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE ISSUE AGE 5
        $5,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $40,057     GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                         END OF YEAR
                                                        TOTAL                         DEATH BENEFIT (2)
                                                      PREMIUMS             ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                                      PAID PLUS                  ANNUAL INVESTMENT RETURN OF
                                                  INTEREST AT 5% AS     ----------------------------------------------
      END OF POLICY YEAR         PAYMENTS (1)      OF END OF YEAR         0%          4%           8%           12%
------------------------------   ------------     -----------------     -------     -------     --------     ---------
 1............................      $5,000             $ 5,250          $40,057     $40,057     $ 41,352     $  43,005
 2............................           0               5,513           40,057      40,057       42,658        46,106
 3............................           0               5,788           40,057      40,057       43,975        49,373
 4............................           0               6,078           40,057      40,057       45,306        52,819
 5............................           0               6,381           40,057      40,057       46,651        56,456
 6............................           0               6,700           40,057      40,057       48,012        60,299
 7............................           0               7,036           40,057      40,057       49,391        64,364
 8............................           0               7,387           40,057      40,057       50,790        68,667
 9............................           0               7,757           40,057      40,057       52,210        73,226
10............................           0               8,144           40,057      40,057       53,652        78,059
15............................           0              10,395           40,057      40,057       61,399       107,295
20............................           0              13,266           40,057      40,057       70,264       147,474
30............................           0              21,610           40,057      40,057       91,997       278,466
60............................           0              93,396           40,057      40,057      206,625     1,877,548



                                                  END OF YEAR                                       END OF YEAR
                                              INVESTMENT BASE (2)                            CASH SURRENDER VALUE (2)
                                    ASSUMING HYPOTHETICAL GROSS (AFTER TAX)           ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                          ANNUAL INVESTMENT RETURN OF                       ANNUAL INVESTMENT RETURN OF
                                 ---------------------------------------------     ---------------------------------------------
      END OF POLICY YEAR           0%         4%          8%           12%           0%         4%          8%           12%
------------------------------   ------     ------     --------     ----------     ------     ------     --------     ----------
 1............................   $4,851     $5,049     $  5,246     $    5,443     $4,536     $4,734     $  4,931     $    5,128
 2............................    4,706      5,101        5,509          5,932      4,426      4,821        5,229          5,652
 3............................    4,563      5,157        5,790          6,471      4,318      4,912        5,545          6,226
 4............................    4,424      5,215        6,090          7,065      4,214      5,005        5,880          6,855
 5............................    4,288      5,277        6,411          7,722      4,113      5,102        6,236          7,547
 6............................    4,154      5,341        6,752          8,444      4,014      5,201        6,612          8,304
 7............................    4,020      5,405        7,113          9,238      3,915      5,300        7,008          9,133
 8............................    3,886      5,469        7,494         10,107      3,816      5,399        7,424         10,037
 9............................    3,747      5,529        7,892         11,055      3,712      5,494        7,857         11,020
10............................    3,605      5,586        8,308         12,087      3,605      5,586        8,308         12,087
15............................    3,018      6,005       10,896         19,041      3,018      6,005       10,896         19,041
20............................    2,437      6,456       14,345         30,109      2,437      6,456       14,345         30,109
30............................    1,441      7,663       25,624         77,562      1,441      7,663       25,624         77,562
60............................        0      8,833      133,006      1,208,593          0      8,833      133,006      1,208,593


------------------------------
(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $28,477     GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                        END OF YEAR
                                                        TOTAL                        DEATH BENEFIT (2)
                                                      PREMIUMS            ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                                      PAID PLUS                 ANNUAL INVESTMENT RETURN OF
                                                  INTEREST AT 5% AS     -------------------------------------------
      END OF POLICY YEAR         PAYMENTS (1)      OF END OF YEAR         0%          4%          8%          12%
------------------------------   ------------     -----------------     -------     -------     -------     -------
 1............................     $ 10,000            $10,500          $28,477     $28,477     $29,397     $30,570
 2............................            0             11,025           28,477      28,477      30,323      32,772
 3............................            0             11,576           28,477      28,477      31,258      35,091
 4............................            0             12,155           28,477      28,477      32,203      37,537
 5............................            0             12,763           28,477      28,477      33,158      40,120
 6............................            0             13,401           28,477      28,477      34,125      42,850
 7............................            0             14,071           28,477      28,477      35,104      45,738
 8............................            0             14,775           28,477      28,477      36,098      48,796
 9............................            0             15,513           28,477      28,477      37,107      52,035
10............................            0             16,289           28,477      28,477      38,132      55,469
15............................            0             20,789           28,477      28,477      43,638      76,244
20............................            0             26,533           28,477      28,477      49,942     104,816
25............................            0             33,864           28,477      28,477      57,162     144,124
30............................            0             43,219           28,477      28,477      65,433     198,218



                                                 END OF YEAR                                     END OF YEAR
                                             INVESTMENT BASE (2)                          CASH SURRENDER VALUE (2)
                                   ASSUMING HYPOTHETICAL GROSS (AFTER TAX)         ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                         ANNUAL INVESTMENT RETURN OF                     ANNUAL INVESTMENT RETURN OF
                                 -------------------------------------------     -------------------------------------------
      END OF POLICY YEAR           0%         4%          8%          12%          0%         4%          8%          12%
------------------------------   ------     -------     -------     --------     ------     -------     -------     --------
 1............................   $9,744     $10,140     $10,536     $ 10,931     $9,114     $ 9,510     $ 9,906     $ 10,301
 2............................    9,485      10,279      11,100       11,951      8,925       9,719      10,540       11,391
 3............................    9,223      10,416      11,694       13,067      8,733       9,926      11,204       12,577
 4............................    8,959      10,551      12,318       14,290      8,539      10,131      11,898       13,870
 5............................    8,691      10,684      12,976       15,627      8,341      10,334      12,626       15,277
 6............................    8,420      10,813      13,666       17,089      8,140      10,533      13,386       16,809
 7............................    8,146      10,941      14,393       18,689      7,936      10,731      14,183       18,479
 8............................    7,868      11,065      15,157       20,439      7,728      10,925      15,017       20,299
 9............................    7,587      11,186      15,960       22,353      7,517      11,116      15,890       22,283
10............................    7,301      11,303      16,804       24,444      7,301      11,303      16,804       24,444
15............................    6,133      12,172      22,073       38,566      6,133      12,172      22,073       38,566
20............................    4,746      12,864      28,665       60,160      4,746      12,864      28,665       60,160
25............................    3,102      13,296      36,796       92,774      3,102      13,296      36,796       92,774
30............................    1,121      13,324      46,566      141,065      1,121      13,324      46,566     141,065..


------------------------------
(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 55
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $18,386     GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                        END OF YEAR
                                                        TOTAL                        DEATH BENEFIT (2)
                                                       PREMIUM                  ASSUMING HYPOTHETICAL GROSS
                                                      PAID PLUS                 ANNUAL INVESTMENT RETURN OF
                                                  INTEREST AT 5% AS     -------------------------------------------
         POLICY YEAR             PAYMENTS (1)      OF END OF YEAR         0%          4%          8%          12%
------------------------------   ------------     -----------------     -------     -------     -------     -------
 1............................     $ 10,000            $10,500          $18,386     $18,386     $18,980     $19,739
 2............................            0             11,025           18,386      18,386      19,580      21,163
 3............................            0             11,576           18,386      18,386      20,185      22,664
 4............................            0             12,155           18,386      18,386      20,797      24,248
 5............................            0             12,763           18,386      18,386      21,416      25,921
 6............................            0             13,401           18,386      18,386      22,042      27,689
 7............................            0             14,071           18,386      18,386      22,677      29,560
 8............................            0             14,775           18,386      18,386      23,321      31,541
 9............................            0             15,513           18,386      18,386      23,974      33,639
10............................            0             16,289           18,386      18,386      24,638      35,864
15............................            0             20,789           18,386      18,386      28,203      49,324
20............................            0             26,533           18,386      18,386      32,286      67,852
30............................            0             43,219           18,386      18,386      42,327     128,506



                                                 END OF YEAR                                     END OF YEAR
                                             INVESTMENT BASE (2)                          CASH SURRENDER VALUE (2)
                                         ASSUMING HYPOTHETICAL GROSS                     ASSUMING HYPOTHETICAL GROSS
                                         ANNUAL INVESTMENT RETURN OF                     ANNUAL INVESTMENT RETURN OF
                                 -------------------------------------------     -------------------------------------------
         POLICY YEAR               0%         4%          8%          12%          0%         4%          8%          12%
------------------------------   ------     -------     -------     --------     ------     -------     -------     --------
 1............................   $9,695     $10,091     $10,486     $ 10,879     $9,065     $ 9,461     $ 9,856     $ 10,249
 2............................    9,386      10,177      10,991       11,835      8,826       9,617      10,431       11,275
 3............................    9,073      10,257      11,519       12,874      8,583       9,767      11,029       12,384
 4............................    8,755      10,331      12,069       14,002      8,335       9,911      11,649       13,582
 5............................    8,432      10,400      12,642       15,227      8,082      10,050      12,292       14,877
 6............................    8,106      10,462      13,238       16,558      7,826      10,182      12,958       16,278
 7............................    7,773      10,517      13,859       18,001      7,563      10,307      13,649       17,791
 8............................    7,434      10,563      14,503       19,565      7,294      10,423      14,363       19,425
 9............................    7,089      10,599      15,170       21,257      7,019      10,529      15,100       21,187
10............................    6,736      10,625      15,860       23,086      6,736      10,625      15,860       23,086
15............................    5,198      10,953      20,071       35,102      5,198      10,953      20,071       35,102
20............................    3,435      10,992      25,037       52,618      3,435      10,992      25,037       52,618
30............................        0       9,827      37,059      112,514          0       9,827      37,059      112,514


------------------------------
(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                              FEMALE ISSUE AGE 65

        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
              FACE AMOUNT: $16,308     GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                        END OF YEAR
                                                        TOTAL                        DEATH BENEFIT (2)
                                                       PREMIUM                  ASSUMING HYPOTHETICAL GROSS
                                                      PAID PLUS                 ANNUAL INVESTMENT RETURN OF
                                                  INTEREST AT 5% AS     -------------------------------------------
         POLICY YEAR             PAYMENTS (1)      OF END OF YEAR         0%          4%          8%          12%
------------------------------   ------------     -----------------     -------     -------     -------     -------
 1............................     $ 10,000            $10,500          $16,308     $16,308     $16,836     $17,509
 2............................            0             11,025           16,308      16,308      17,368      18,773
 3............................            0             11,576           16,308      16,308      17,905      20,105
 4............................            0             12,155           16,308      16,308      18,448      21,511
 5............................            0             12,763           16,308      16,308      18,997      22,995
 6............................            0             13,401           16,308      16,308      19,553      24,564
 7............................            0             14,071           16,308      16,308      20,116      26,224
 8............................            0             14,775           16,308      16,308      20,688      27,981
 9............................            0             15,513           16,308      16,308      21,268      29,843
10............................            0             16,289           16,308      16,308      21,857      31,817
15............................            0             20,789           16,308      16,308      25,020      43,764
20............................            0             26,533           16,308      16,308      28,645      60,214



                                                END OF YEAR                                    END OF YEAR
                                            INVESTMENT BASE (2)                          CASH SURRENDER VALUE (2)
                                        ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
                                        ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
                                 ------------------------------------------     ------------------------------------------
         POLICY YEAR               0%         4%          8%          12%         0%         4%          8%          12%
------------------------------   ------     -------     -------     -------     ------     -------     -------     -------
 1............................   $9,686     $10,082     $10,476     $10,870     $9,056     $ 9,452     $ 9,846     $10,240
 2............................    9,368      10,158      10,971      11,814      8,808       9,598      10,411      11,254
 3............................    9,046      10,229      11,488      12,839      8,556       9,739      10,998      12,349
 4............................    8,722      10,296      12,028      13,955      8,302       9,876      11,608      13,535
 5............................    8,396      10,359      12,593      15,170      8,046      10,009      12,243      14,820
 6............................    8,066      10,417      13,183      16,490      7,786      10,137      12,903      16,210
 7............................    7,733      10,469      13,798      17,923      7,523      10,259      13,588      17,713
 8............................    7,392      10,511      14,435      19,474      7,252      10,371      14,295      19,334
 9............................    7,043      10,543      15,092      21,149      6,973      10,473      15,022      21,079
10............................    6,684      10,560      15,768      22,953      6,684      10,560      15,768      22,953
15............................    5,074      10,796      19,815      34,659      5,074      10,796      19,815      34,659
20............................    3,198      10,680      24,447      51,389      3,198      10,680      24,447      51,389


------------------------------
(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
         FACE AMOUNT: $123,712     GUARANTEE PERIOD AT ISSUE: 15 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                  DEATH BENEFIT
                                                  TOTAL              ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                                 PREMIUMS                  ANNUAL INVESTMENT RETURN OF
                                                PAID PLUS        -----------------------------------------------
      END OF POLICY YEAR         PAYMENTS     INTEREST AT 5%        0%           4%           8%          12%
------------------------------   --------     --------------     --------     --------     --------     --------
 1............................   $ 10,000        $ 10,500        $123,712     $123,712     $123,712     $123,712
 2............................      1,500          12,600         123,712      123,712      123,712      123,712
 3............................      1,500          14,805         123,712      123,712      123,712      123,712
 4............................      1,500          17,120         123,712      123,712      123,712      123,712
 5............................      1,500          19,551         123,712      123,712      123,712      123,712
 6............................      1,500          22,104         123,712      123,712      123,712      123,712
 7............................      1,500          24,784         123,712      123,712      123,712      123,712
 8............................      1,500          27,598         123,712      123,712      123,712      123,712
 9............................      1,500          30,553         123,712      123,712      123,712      123,712
10............................      1,500          33,656         123,712      123,712      123,712      123,712
15............................      1,500          51,657         123,712      123,712      123,712      140,284
20............................      1,500          74,632         123,712      123,712      123,712      209,583
25............................      1,500         103,954         123,712      123,712      133,743      302,992
30............................          0         132,675               *      123,712      153,244      416,978



                                                INVESTMENT BASE                                     CASH VALUE
                                    ASSUMING HYPOTHETICAL GROSS (AFTER TAX)           ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                          ANNUAL INVESTMENT RETURN OF                       ANNUAL INVESTMENT RETURN OF
                                 ---------------------------------------------     ---------------------------------------------
      END OF POLICY YEAR           0%          4%           8%          12%          0%          4%           8%          12%
------------------------------   -------     -------     --------     --------     -------     -------     --------     --------
 1............................   $ 9,370     $ 9,760     $ 10,152     $ 10,544     $ 8,740     $ 9,130     $  9,522     $  9,914
 2............................    10,183      11,010       11,870       12,763       9,535      10,362       11,223       12,115
 3............................    10,942      12,250       13,663       15,182      10,287      11,594       13,007       14,526
 4............................    11,646      13,477       15,532       17,819      10,992      12,823       14,878       17,165
 5............................    12,290      14,687       17,480       20,699      11,648      14,045       16,837       20,056
 6............................    12,874      15,878       19,511       23,845      12,252      15,257       18,889       23,224
 7............................    13,398      17,049       21,632       27,294      12,808      16,459       21,042       26,703
 8............................    13,861      18,198       23,849       31,078      13,312      17,649       23,300       30,528
 9............................    14,265      19,326       26,172       35,241      13,766      18,827       25,673       34,742
10............................    14,600      20,420       28,598       39,820      14,161      19,981       28,160       39,382
15............................    15,533      25,650       43,011       71,399      15,094      25,211       42,572       70,960
20............................    14,079      29,120       61,570      120,730      13,640      28,681       61,131      120,292
25............................     9,209      29,306       86,531      195,478       8,770      28,868       86,092      195,040
30............................         *      13,517      109,157      296,849           *      13,420      109,060      296,752


------------------------------
(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

 *  Additional payment will be required to prevent policy termination.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                        More About the Insurance Company
--------------------------------------------------------------------------------
Management              The Insurance Company's directors and executive officers
                        and their positions with the Insurance Company are as follows:

                                   NAME                         POSITION HELD
                          ------------------------------------------------------------------
                          Anthony J. Vespa       Chairman of the Board, President and
                                                 Chief Executive Officer
                          Joseph E. Crowne, Jr.  Director, Senior Vice President, Chief
                                                 Financial Officer, Chief Actuary, and
                                                 Treasurer
                          Barry G. Skolnick      Director, Senior Vice President, General
                                                 Counsel
                                                 and Secretary
                          David M. Dunford       Director, Senior Vice President, and
                                                 Chief Investment Officer
                          Gail R. Farkas         Director and Senior Vice President
                          Robert J. Boucher      Senior Vice President, Variable Life
                                                 Administration

                        Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of the Insurance Company's indirect parent, Merrill Lynch & Co., Inc. The principal positions of the Insurance Company's directors and executive officers for the past five years are listed below:


                        Mr. Vespa joined the Insurance Company in January 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S. From February 1991 to February 1994, he held the position of District Director and First Vice President of MLPF&S.



                        Mr. Crowne joined the Insurance Company in June 1991.



                        Mr. Skolnick joined the Insurance Company in November 1990. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President of MLPF&S.


                        Mr. Dunford joined the Insurance Company in July 1990.

                        Ms. Farkas joined the Insurance Company in August 1995. Prior to August 1995, she held the position of Director of Market Planning of MLPF&S.


                        Mr. Boucher joined the Insurance Company in May 1992.


                        No shares of the Insurance Company are owned by any of
                        its officers or directors, as it is a wholly owned
                        subsidiary of MLIG. The officers and directors of the
                        Insurance Company, both individually and as a group, own
                        less than one percent of the outstanding shares of
                        common stock of Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
State Regulation        We're regulated and supervised by the Insurance
                        Department of the State of Arkansas (the "Insurance
                        Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering our operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of

                        Insurance Commissioners. We're also subject to the
                        insurance laws and regulations of all jurisdictions
                        where we do business. The variable life insurance
                        policies offered by this Prospectus have been approved
                        by the Insurance Department of the State of Arkansas
                        and in other jurisdictions.
--------------------------------------------------------------------------------
Registration Statement  We have filed a Registration Statement under the
                        Securities Act 1933 with the Securities and Exchange
                        Commission ("SEC") relating to the offering described in
                        this Prospectus. This Prospectus does not include all
                        the information in the Registration Statement. We have
                        omitted certain portions according to SEC rules. You may
                        obtain the omitted information from the SEC's main
                        office in Washington, D.C. by paying the SEC's
                        prescribed fees.
--------------------------------------------------------------------------------
Legal Proceedings       As an insurance company, we are ordinarily involved in
                        various kinds of routine litigation that in our judgment
                        is not of material importance in relation to our total
                        assets.
--------------------------------------------------------------------------------
Legal Matters           The legal validity of the policies described in this
                        Prospectus has been passed on by Barry G. Skolnick,
                        Senior Vice President General Counsel and Secretary of
                        the Insurance Company.
--------------------------------------------------------------------------------

Experts The financial statements of the Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and of the Separate Account as of December 31, 1996 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.


                        Actuarial matters included in this Prospectus have been
                        examined by Joseph E. Crowne, Jr., F.S.A., Chief Actuary
                        and Chief Financial Officer of the Insurance Company, as
                        stated in his opinion filed as an exhibit to the
                        Registration Statement.
--------------------------------------------------------------------------------
Financial Statements    The financial statements of the Insurance Company,
                        included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of the Insurance Company to meet its obligations under the policies.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying statement of net assets of Merrill Lynch Life Variable Life Separate Account II (the "Account") as of December 31, 1996 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1996 and the results of its operations and the changes in its net assets for the above periods in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules included herein are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.






January 31, 1997

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 1996

ASSETS:                                                                  Cost             Shares         Market Value
                                                                 ----------------- ----------------- -----------------
Investments in Merrill Lynch Series Fund, Inc. (Note 1):
  Money Reserve Portfolio                                        $    420,378,596       420,378,596  $    420,378,596
  Intermediate Government Bond Portfolio                              184,901,094        16,365,852       178,878,763
  Long-Term Corporate Bond Portfolio                                   92,702,621         7,879,291        90,848,226
  Capital Stock Portfolio                                             204,468,232         9,327,212       216,857,689
  Growth Stock Portfolio                                              151,288,537         6,440,833       178,990,754
  Multiple Strategy Portfolio                                         950,489,383        59,364,619     1,016,915,924
  High Yield Portfolio                                                 87,853,192         9,763,560        89,336,571
  Natural Resources Portfolio                                          18,098,989         2,123,988        19,519,450
  Global Strategy Portfolio                                           155,527,563        10,359,494       174,039,499
  Balanced Portfolio                                                   68,797,569         4,944,166        75,942,392
                                                                 -----------------                   -----------------
                                                                    2,334,505,776                       2,461,707,864
                                                                 -----------------                   -----------------
Investments in Merrill Lynch Variable Series Funds, Inc. (Note 1):
  Global Utility Focus Fund                                             1,381,417           120,726         1,471,647
  International Equity Focus Fund                                       5,458,210           476,412         5,540,672
  Basic Value Focus Fund                                               13,851,078           985,013        14,519,099
  Developing Capital Markets Focus Fund                                 4,283,957           429,363         4,315,093
  Equity Growth Fund                                                    4,373,112           174,284         4,569,734
                                                                 -----------------                   -----------------
                                                                       29,347,774                          30,416,245
                                                                 -----------------                   -----------------

                                                                                         Units
                                                                                   -----------------
Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through K (Note 1):
     1997 Trust                                                        31,387,928        42,875,698        42,742,784
     1998 Trust                                                        34,249,061        51,650,102        48,610,494
     1999 Trust                                                        17,270,471        22,971,339        20,341,351
     2000 Trust                                                        14,987,435        21,336,157        17,780,913
     2001 Trust                                                        28,989,496        57,372,133        44,994,670
     2002 Trust                                                         5,467,318         8,939,646         6,560,806
     2003 Trust                                                        24,564,436        60,773,328        40,346,197
     2004 Trust                                                         6,292,568        11,010,092         7,046,459
     2005 Trust                                                        12,954,653        29,453,183        17,774,407
     2006 Trust                                                         5,785,905        11,375,192         6,524,583
     2007 Trust                                                         6,072,724        17,936,742         9,579,476
     2008 Trust                                                        12,295,224        41,421,283        20,228,084
     2009 Trust                                                         6,111,885        19,460,539         8,875,952
     2010 Trust                                                         6,844,843        17,234,726         7,268,056
     2011 Trust                                                         1,170,512         3,456,903         1,373,808
     2013 Trust                                                           939,495         3,025,637         1,037,763
     2014 Trust                                                        14,547,412        49,336,141        15,596,634
                                                                 -----------------                   -----------------
                                                                      229,931,366                         316,682,437
                                                                 -----------------                   -----------------
  TOTAL ASSETS                                                   $  2,593,784,916                       2,808,806,546
                                                                 =================                   -----------------


LIABILITIES:
Payable to Merrill Lynch Life Insurance Company                                                            23,889,047
                                                                                                     -----------------
  TOTAL LIABILITIES                                                                                        23,889,047
                                                                                                     -----------------
  NET ASSETS                                                                                         $  2,784,917,499
                                                                                                     =================

See Notes to Financial Statements

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                        1996              1995              1994
                                                                 ----------------- ----------------- -----------------
Investment Income:
 Reinvested Dividends                                            $    227,773,709  $    176,010,284  $    247,180,360
 Mortality and Expense Charges (Note 3)                               (16,019,207)      (15,619,292)      (15,774,764)
 Transaction Charges (Note 4)                                          (1,107,972)       (1,382,826)       (1,442,573)
                                                                 ----------------- ----------------- -----------------
  Net Investment Income                                               210,646,530       159,008,166       229,963,023
                                                                 ----------------- ----------------- -----------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains                                                    49,679,613        43,387,581        37,024,153
 Net Unrealized Gains (Losses)                                         (9,165,154)      186,601,895      (373,279,380)
                                                                 ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)                           40,514,459       229,989,476      (336,255,227)
                                                                 ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Operations                                            251,160,989       388,997,642      (106,292,204)
                                                                 ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                              8,662,019         9,110,961        10,401,083
 Transfers of Policy Loading, Net (Note 3)                            (10,715,483)      (14,309,715)      (19,215,408)
 Transfers Due to Deaths                                              (28,915,284)      (28,619,535)      (23,345,250)
 Transfers Due to Other Terminations                                  (86,971,795)      (82,830,969)      (71,143,764)
 Transfers Due to Policy Loans                                        (46,911,839)      (52,662,381)      (51,098,887)
 Transfers of Cost of Insurance                                       (41,882,708)      (37,801,248)      (37,539,344)
 Transfers of Loan Processing Charges                                  (5,817,667)       (5,564,758)       (4,561,365)
                                                                 ----------------- ----------------- -----------------
Decrease in Net Assets
 Resulting from Principal Transactions                               (212,552,757)     (212,677,645)     (196,502,935)
                                                                 ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                                      38,608,232       176,319,997      (302,795,139)
Net Assets Beginning Balance                                        2,746,309,267     2,569,989,270     2,872,784,409
                                                                 ----------------- ----------------- -----------------
Net Assets Ending Balance                                        $  2,784,917,499  $  2,746,309,267  $  2,569,989,270
                                                                 ================= ================= =================

See Notes to Financial Statements

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY

Notes to Financial Statements

1. Merrill Lynch Life Variable Life Separate Account II ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support the operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill"). The Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of thirty-two investment divisions (thirty-three during the year). Ten of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. Five of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Variable Series Funds, Inc. Seventeen of the investment divisions (eighteen during the year) each invest in the securities of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through K ("Zero Trusts"). Each trust of the Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits.

   The financial statements included herein have been prepared in accordance with generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. The following is a summary of significant accounting policies of the Account:

   Investments  in  the  divisions  are  included   in   the
   statement of net assets at the net asset value of the shares and units held.

   Dividend  income  is recognized on the ex-dividend  date.
   All dividends are automatically reinvested.

   Realized gains and losses on the sales of investments are computed on the first in first out method.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3. Merrill Lynch Life assumes mortality and expense risks related to Contracts investing in the Account and deducts daily charges to cover these risks. The daily charges vary by Contract form and are equal to a rate of .50% to .90% (on an annual basis) of the net assets for Contract owners.

   Merrill Lynch Life makes certain deductions from each premium. For certain Contracts, the deductions are made before the premium is allocated to the Account. For other Contracts, the deductions are taken in equal installments on the first through the tenth Contract anniversaries. The deductions are for (1) premiums for optional benefits
   (2) additional premiums for extra mortality risks, (3) sales load, (4) administrative expenses, (5) state premium taxes and (6) a risk charge for the guaranteed minimum death benefit.

   In addition, the cost of providing life insurance coverage for the insureds will be deducted on the dates specified by the Contract. This cost will vary dependent upon the insured's underwriting class, sex (except where unisex rates are required by state law), attained age of each insured and the Contract's net amount at risk.

4. Merrill Lynch Life pays all transaction charges to Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of Merrill and sponsor of the Zero Trusts, on the sale of Zero Trust units to the Account. Merrill Lynch Life deducts a daily asset charge against the assets of each trust for the reimbursement of these transaction charges. The asset charge is equivalent to an effective annual rate of .34% (annually at the beginning of the year) of net assets for Contract owners.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              Divisions Investing In
                                                              -----------------------------------------------------
                                                                                   Intermediate       Long-Term
                                                   Total            Money           Government        Corporate
                                                  Separate         Reserve             Bond              Bond
                                                  Account         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $    227,773,709  $     22,322,107  $     12,670,410  $      6,417,235
 Mortality and Expense Charges                   (16,019,207)       (2,453,633)       (1,055,126)         (538,893)
 Transaction Charges                              (1,107,972)                0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                   210,646,530        19,868,474        11,615,284         5,878,342
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      49,679,613                 0          (282,198)          291,252
 Net Unrealized Gains (Losses)                    (9,165,154)                0        (8,158,746)       (4,360,593)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      40,514,459                 0        (8,440,944)       (4,069,341)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                       251,160,989        19,868,474         3,174,340         1,809,001
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         8,662,019         1,481,992           378,176           246,968
 Transfers of Policy Loading, Net                (10,715,483)       (1,816,782)         (704,263)         (345,000)
 Transfers Due to Deaths                         (28,915,284)       (5,418,709)       (3,037,336)       (1,828,049)
 Transfers Due to Other Terminations             (86,971,795)      (24,260,396)       (6,262,424)       (2,351,947)
 Transfers Due to Policy Loans                   (46,911,839)       (7,719,581)       (2,963,456)       (1,609,516)
 Transfers of Cost of Insurance                  (41,882,708)       (7,076,267)       (3,061,015)       (1,520,025)
 Transfers of Loan Processing Charges             (5,817,667)       (1,327,021)         (370,649)         (217,121)
 Transfers Among Investment Divisions                      0         1,134,357        (3,921,116)       (1,240,634)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions          (212,552,757)      (45,002,407)      (19,942,083)       (8,865,324)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 38,608,232       (25,133,933)      (16,767,743)       (7,056,323)
Net Assets Beginning Balance                   2,746,309,267       422,069,158       195,576,370        97,890,502
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $  2,784,917,499  $    396,935,225  $    178,808,627  $     90,834,179
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Capital           Growth            Multiple            High
                                                  Stock             Stock            Strategy           Yield
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $     32,496,085  $      4,935,599  $    130,584,365  $      8,186,678
 Mortality and Expense Charges                    (1,196,938)         (953,017)       (5,785,971)         (492,507)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                    31,299,147         3,982,582       124,798,394         7,694,171
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      (1,638,056)       18,072,991         3,085,165        (1,174,521)
 Net Unrealized Gains (Losses)                       479,168         5,789,893        (1,587,213)        2,751,515
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      (1,158,888)       23,862,884         1,497,952         1,576,994
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                        30,140,259        27,845,466       126,296,346         9,271,165
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         1,162,809         1,024,322         1,836,044           232,365
 Transfers of Policy Loading, Net                   (649,933)         (544,315)       (4,119,006)         (338,902)
 Transfers Due to Deaths                          (2,306,402)       (1,427,441)       (9,487,908)         (824,673)
 Transfers Due to Other Terminations              (6,002,699)       (2,899,989)      (26,318,850)       (2,525,427)
 Transfers Due to Policy Loans                    (2,303,689)       (2,484,081)      (15,505,699)       (1,674,888)
 Transfers of Cost of Insurance                   (3,114,712)       (2,264,525)      (14,653,831)       (1,337,882)
 Transfers of Loan Processing Charges               (401,232)         (360,790)       (1,815,452)         (191,479)
 Transfers Among Investment Divisions              5,851,973        18,928,591       (25,956,178)        8,014,226
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (7,763,885)        9,971,772       (96,020,880)        1,353,340
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 22,376,374        37,817,238        30,275,466        10,624,505
Net Assets Beginning Balance                     194,382,316       141,248,592       986,530,375        78,645,246
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $    216,758,690  $    179,065,830  $  1,016,805,841  $     89,269,751
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------
                                                                                                        Global
                                                 Natural           Global                              Utility
                                                Resources          Strategy         Balanced            Focus
                                                Portfolio         Portfolio         Portfolio            Fund
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $        349,977  $      5,243,591  $      4,512,649  $         27,362
 Mortality and Expense Charges                      (109,678)       (1,018,242)         (461,273)           (4,033)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       240,299         4,225,349         4,051,376            23,329
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,112,437         1,223,465         1,690,930            (9,982)
 Net Unrealized Gains (Losses)                     1,005,764        15,354,296           826,925            90,229
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)       2,118,201        16,577,761         2,517,855            80,247
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                         2,358,500        20,803,110         6,569,231           103,576
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                           100,840           890,743           739,496                 0
 Transfers of Policy Loading, Net                    (69,951)         (665,833)         (291,465)           (1,730)
 Transfers Due to Deaths                             (89,926)       (1,051,257)         (789,145)                0
 Transfers Due to Other Terminations                (394,485)       (3,961,999)       (3,408,435)          336,141
 Transfers Due to Policy Loans                      (579,770)       (5,976,890)       (1,550,370)            7,336
 Transfers of Cost of Insurance                     (294,576)       (2,477,101)       (1,190,562)          (15,936)
 Transfers of Loan Processing Charges                (45,102)         (349,383)         (139,236)           (1,937)
 Transfers Among Investment Divisions              1,765,169         3,912,189          (608,603)        1,043,935
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions               392,199        (9,679,531)       (7,238,320)        1,367,809
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  2,750,699        11,123,579          (669,089)        1,471,385
Net Assets Beginning Balance                      16,869,532       162,879,481        76,598,444                 0
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     19,620,231  $    174,003,060  $     75,929,355  $      1,471,385
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------
                                              International         Basic           Developing
                                                  Equity            Value            Capital            Equity
                                                  Focus             Focus         Markets Focus         Growth
                                                   Fund              Fund              Fund              Fund
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $         22,839  $              0  $          4,812
 Mortality and Expense Charges                       (14,059)          (26,853)          (11,108)          (13,034)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (14,059)           (4,014)          (11,108)           (8,222)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         (36,377)           51,188           (43,537)         (195,124)
 Net Unrealized Gains (Losses)                        82,463           668,021            31,136           196,622
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)          46,086           719,209           (12,401)            1,498
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            32,027           715,195           (23,509)           (6,724)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            21,521             7,401             7,988             4,782
 Transfers of Policy Loading, Net                     (5,225)          (18,572)           (4,909)           (8,485)
 Transfers Due to Deaths                                   0                 0                 0                 0
 Transfers Due to Other Terminations                 (14,040)          392,765           (18,825)          474,741
 Transfers Due to Policy Loans                        78,180           (59,051)          (77,030)          (27,495)
 Transfers of Cost of Insurance                      (62,103)         (146,698)          (52,602)          (55,406)
 Transfers of Loan Processing Charges                 (9,708)          (32,955)           (8,042)          (11,798)
 Transfers Among Investment Divisions              5,498,985        13,751,676         4,470,678         4,188,884
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             5,507,610        13,894,566         4,317,258         4,565,223
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  5,539,637        14,609,761         4,293,749         4,558,499
Net Assets Beginning Balance                               0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      5,539,637  $     14,609,761  $      4,293,749  $      4,558,499
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1996              1997              1998              1999
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (31,274)         (261,516)         (291,090)         (116,726)
 Transaction Charges                                 (17,524)         (150,446)         (167,995)          (67,376)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (48,798)         (411,962)         (459,085)         (184,102)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      10,552,702         2,408,744         2,559,946           561,971
 Net Unrealized Gains (Losses)                   (10,323,182)         (200,742)         (304,097)          215,793
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)         229,520         2,208,002         2,255,849           777,764
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           180,722         1,796,040         1,796,764           593,662
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 0            13,986            50,403            26,415
 Transfers of Policy Loading, Net                    (30,227)         (174,296)         (189,911)          (54,279)
 Transfers Due to Deaths                                   0          (524,140)         (323,562)         (203,070)
 Transfers Due to Other Terminations                (317,078)       (1,139,055)       (1,210,950)         (436,842)
 Transfers Due to Policy Loans                      (115,846)         (497,717)         (589,683)          (19,674)
 Transfers of Cost of Insurance                      110,045          (625,122)         (723,770)         (294,695)
 Transfers of Loan Processing Charges                 29,001           (67,131)          (77,088)          (18,380)
 Transfers Among Investment Divisions            (44,947,474)       (1,378,679)       (1,326,633)          855,990
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions           (45,271,579)       (4,392,154)       (4,391,194)         (144,535)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                (45,090,857)       (2,596,114)       (2,594,430)          449,127
Net Assets Beginning Balance                      45,090,857        45,324,348        51,083,319        19,835,794
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $              0  $     42,728,234  $     48,488,889  $     20,284,921
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2000              2001              2002              2003
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (98,899)         (265,067)          (42,031)         (230,244)
 Transaction Charges                                 (60,911)         (157,233)          (23,164)         (139,027)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (159,810)         (422,300)          (65,195)         (369,271)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         771,962         2,724,905           259,068         2,554,241
 Net Unrealized Gains (Losses)                      (237,828)       (1,734,751)         (169,982)       (2,458,890)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)         534,134           990,154            89,086            95,351
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           374,324           567,854            23,891          (273,920)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             6,765            82,016            36,197            58,731
 Transfers of Policy Loading, Net                    (51,372)         (164,225)          (19,531)         (122,758)
 Transfers Due to Deaths                             (41,755)         (519,499)                0          (533,222)
 Transfers Due to Other Terminations                (429,247)       (2,340,306)              236        (1,398,336)
 Transfers Due to Policy Loans                      (156,597)         (707,189)          (93,463)         (451,708)
 Transfers of Cost of Insurance                     (291,702)         (660,411)          (92,723)         (543,051)
 Transfers of Loan Processing Charges                (34,099)          (92,350)           (5,866)          (65,519)
 Transfers Among Investment Divisions                292,540               489          (266,017)         (643,586)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (705,467)       (4,401,475)         (441,167)       (3,699,449)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                   (331,143)       (3,833,621)         (417,276)       (3,973,369)
Net Assets Beginning Balance                      18,105,211        48,806,788         6,975,642        44,305,366
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     17,774,068  $     44,973,167  $      6,558,366  $     40,331,997
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2004              2005              2006              2007
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (37,601)          (98,982)          (36,944)          (54,310)
 Transaction Charges                                 (22,310)          (61,371)          (20,546)          (32,053)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (59,911)         (160,353)          (57,490)          (86,363)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         214,440         1,414,745           466,065           493,764
 Net Unrealized Gains (Losses)                      (168,339)       (1,566,025)         (395,373)         (685,261)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)          46,101          (151,280)           70,692          (191,497)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           (13,810)         (311,633)           13,202          (277,860)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               133            89,826            11,938               874
 Transfers of Policy Loading, Net                    (16,566)          (47,479)          (25,595)          (30,603)
 Transfers Due to Deaths                                   0           (36,362)                0          (113,435)
 Transfers Due to Other Terminations                  (5,588)         (396,304)          (88,963)          (54,645)
 Transfers Due to Policy Loans                        34,337          (648,326)          (19,454)         (288,956)
 Transfers of Cost of Insurance                      (94,514)         (272,209)         (101,781)         (136,458)
 Transfers of Loan Processing Charges                 (6,924)          (29,781)          (16,885)          (15,294)
 Transfers Among Investment Divisions              1,524,634           401,129         2,454,361           298,176
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             1,435,512          (939,506)        2,213,621          (340,341)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  1,421,702        (1,251,139)        2,226,823          (618,201)
Net Assets Beginning Balance                       5,622,499        19,019,769         4,295,675        10,194,854
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      7,044,201  $     17,768,630  $      6,522,498  $      9,576,653
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2008              2009              2010              2011
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (120,996)          (50,808)          (44,183)           (7,788)
 Transaction Charges                                 (70,378)          (30,418)          (24,730)           (4,763)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (191,374)          (81,226)          (68,913)          (12,551)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,807,273           557,333           448,525            73,132
 Net Unrealized Gains (Losses)                    (2,524,477)         (863,586)         (708,269)         (122,891)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (717,204)         (306,253)         (259,744)          (49,759)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (908,578)         (387,479)         (328,657)          (62,310)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                     38,452            42,330            62,527               900
 Transfers Due to Deaths                             (81,762)          (37,828)          (19,742)           (3,497)
 Transfers Due to Other Terminations                 (86,281)         (241,181)           (1,017)          (18,966)
 Transfers Due to Policy Loans                      (629,178)         (145,607)         (536,506)               14
 Transfers of Cost of Insurance                     (415,931)          (97,994)          (43,879)          (11,739)
 Transfers of Loan Processing Charges               (312,779)         (114,443)          (99,938)          (20,237)
 Transfers Among Investment Divisions                (46,530)          (20,311)          (16,765)           (2,730)
                                                    (816,542)            4,281           778,312            25,152
Increase (Decrease) in Net Assets           ----------------- ----------------- ----------------- -----------------
 Resulting from Principal Transactions
                                                  (2,350,551)         (610,753)          122,992           (31,103)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                      (3,259,129)         (998,232)         (205,665)          (93,413)
                                                  23,480,110         9,871,802         7,470,965         1,466,801
Net Assets Ending Balance                   ----------------- ----------------- ----------------- -----------------
                                            $     20,220,981  $      8,873,570  $      7,265,300  $      1,373,388
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   Divisions Investing in
                                            -----------------------------------


                                                   2013              2014
                                                  Trust             Trust
                                            ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0
 Mortality and Expense Charges                        (6,358)          (90,025)
 Transaction Charges                                  (3,604)          (54,123)
                                            ----------------- -----------------
  Net Investment Income (Loss)                        (9,962)         (144,148)
                                            ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         148,597          (485,433)
 Net Unrealized Gains (Losses)                      (240,740)          154,006
                                            ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)         (92,143)         (331,427)
                                            ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (102,105)         (475,575)
                                            ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             3,136             1,943
 Transfers of Policy Loading, Net                     (6,215)          (55,226)
 Transfers Due to Deaths                                   0           (11,948)
 Transfers Due to Other Terminations                 (27,768)         (599,803)
 Transfers Due to Policy Loans                         2,800          (344,820)
 Transfers of Cost of Insurance                      (18,123)         (267,556)
 Transfers of Loan Processing Charges                 (5,223)          (43,887)
 Transfers Among Investment Divisions               (262,241)        6,171,976
                                            ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (313,634)        4,850,679
                                            ----------------- -----------------

Increase (Decrease) in Net Assets                   (415,739)        4,375,104
Net Assets Beginning Balance                       1,453,126        11,216,325
                                            ----------------- -----------------
Net Assets Ending Balance                   $      1,037,387  $     15,591,429
                                            ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                              Divisions Investing In
                                                              -----------------------------------------------------
                                                                                   Intermediate       Long-Term
                                                  Total             Money           Government        Corporate
                                                 Separate          Reserve             Bond              Bond
                                                 Account          Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $    176,010,284  $     24,822,150  $     13,472,963  $      6,786,063
 Mortality and Expense Charges                   (15,619,292)       (2,520,260)       (1,070,921)         (539,029)
 Transaction Charges                              (1,382,826)                0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                   159,008,166        22,301,890        12,402,042         6,247,034
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      43,387,581                 0          (855,010)          146,795
 Net Unrealized Gains (Losses)                   186,601,895                 0        19,621,941        10,523,245
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains              229,989,476                 0        18,766,931        10,670,040
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                       388,997,642        22,301,890        31,168,973        16,917,074
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         9,110,961         1,709,166           407,854           232,781
 Transfers of Policy Loading, Net                (14,309,715)       (2,847,538)         (973,723)         (548,353)
 Transfers Due to Deaths                         (28,619,535)       (6,450,303)       (3,766,278)       (1,805,628)
 Transfers Due to Other Terminations             (82,830,969)      (25,664,477)       (4,877,616)       (2,299,581)
 Transfers Due to Policy Loans                   (52,662,381)      (10,281,466)       (2,983,639)       (2,839,173)
 Transfers of Cost of Insurance                  (37,801,248)       (6,710,312)       (2,788,345)       (1,371,116)
 Transfers of Loan Processing Charges             (5,564,758)       (1,323,256)         (358,670)         (210,199)
 Transfers Among Investment Divisions                      0        12,061,983        (4,339,664)         (492,798)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions          (212,677,645)      (39,506,203)      (19,680,081)       (9,334,067)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                176,319,997       (17,204,313)       11,488,892         7,583,007
Net Assets Beginning Balance                   2,569,989,270       439,273,471       184,087,478        90,307,495
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $  2,746,309,267  $    422,069,158  $    195,576,370  $     97,890,502
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Capital           Growth            Multiple            High
                                                  Stock             Stock            Strategy           Yield
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $     14,052,632  $      5,782,691  $     89,162,861  $      7,701,496
 Mortality and Expense Charges                    (1,020,643)         (616,002)       (5,576,347)         (437,421)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                    13,031,989         5,166,689        83,586,514         7,264,075
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                        (494,405)       (1,254,980)        3,282,266          (930,995)
 Net Unrealized Gains (Losses)                    19,317,979        26,768,504        60,818,961         4,712,455
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains               18,823,574        25,513,524        64,101,227         3,781,460
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                        31,855,563        30,680,213       147,687,741        11,045,535
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         1,329,466           860,299         1,957,795           183,217
 Transfers of Policy Loading, Net                   (807,726)         (544,399)       (5,061,657)         (396,347)
 Transfers Due to Deaths                            (748,695)         (395,812)       (8,914,824)         (688,476)
 Transfers Due to Other Terminations              (4,629,991)       (3,363,433)      (24,446,720)       (1,383,491)
 Transfers Due to Policy Loans                    (3,350,832)       (2,154,820)      (17,508,815)       (1,945,270)
 Transfers of Cost of Insurance                   (2,581,125)       (1,540,036)      (13,021,247)       (1,104,051)
 Transfers of Loan Processing Charges               (341,003)         (284,780)       (1,735,095)         (172,281)
 Transfers Among Investment Divisions             11,208,250        40,269,631        (6,020,911)       10,296,549
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                78,344        32,846,650       (74,751,474)        4,789,850
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 31,933,907        63,526,863        72,936,267        15,835,385
Net Assets Beginning Balance                     162,448,409        77,721,729       913,594,108        62,809,861
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $    194,382,316  $    141,248,592  $    986,530,375  $     78,645,246
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Natural           Global
                                                Resources          Strategy         Balanced             1995
                                                Portfolio         Portfolio         Portfolio           Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $        397,120  $      8,694,293  $      5,138,015  $              0
 Mortality and Expense Charges                      (118,050)         (972,191)         (421,210)         (294,965)
 Transaction Charges                                       0                 0                 0          (185,751)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       279,070         7,722,102         4,716,805          (480,716)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,033,498         2,141,801           805,689        17,529,850
 Net Unrealized Gains (Losses)                       938,120         5,172,778         7,426,310       (13,865,146)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                1,971,618         7,314,579         8,231,999         3,664,704
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         2,250,688        15,036,681        12,948,804         3,183,988
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                           122,502         1,013,662           739,047            16,054
 Transfers of Policy Loading, Net                   (105,777)         (894,258)         (396,129)         (307,336)
 Transfers Due to Deaths                             (21,772)         (820,668)         (285,619)         (711,542)
 Transfers Due to Other Terminations                  59,974        (5,229,044)       (2,944,348)       (1,918,138)
 Transfers Due to Policy Loans                      (323,604)       (3,945,754)         (661,408)         (791,739)
 Transfers of Cost of Insurance                     (288,104)       (2,125,829)       (1,038,823)         (573,563)
 Transfers of Loan Processing Charges                (39,035)         (298,471)         (145,972)          (48,583)
 Transfers Among Investment Divisions             (2,504,731)      (17,325,015)        6,581,550       (63,064,582)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (3,100,547)      (29,625,377)        1,848,298       (67,399,429)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                   (849,859)      (14,588,696)       14,797,102       (64,215,441)
Net Assets Beginning Balance                      17,719,391       177,468,177        61,801,342        64,215,441
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     16,869,532  $    162,879,481  $     76,598,444  $              0
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1996              1997              1998              1999
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (262,167)         (269,377)         (290,687)         (110,537)
 Transaction Charges                                (154,485)         (153,978)         (167,663)          (64,260)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (416,652)         (423,355)         (458,350)         (174,797)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,665,788         2,408,526         1,661,614         1,319,537
 Net Unrealized Gains (Losses)                     1,679,337         2,209,227         4,634,030         1,585,255
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                3,345,125         4,617,753         6,295,644         2,904,792
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         2,928,473         4,194,398         5,837,294         2,729,995
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            26,729            24,322            37,544            30,415
 Transfers of Policy Loading, Net                   (220,428)         (229,415)         (259,530)          (85,456)
 Transfers Due to Deaths                             (35,266)         (115,072)         (894,917)       (1,971,355)
 Transfers Due to Other Terminations                (777,348)         (970,980)       (1,022,540)          (57,518)
 Transfers Due to Policy Loans                      (507,835)       (1,415,740)         (866,564)         (188,153)
 Transfers of Cost of Insurance                     (547,879)         (573,469)         (683,950)         (282,772)
 Transfers of Loan Processing Charges                (55,695)          (64,775)          (82,022)          (15,891)
 Transfers Among Investment Divisions               (912,885)          343,360         3,304,329         2,254,350
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (3,030,607)       (3,001,769)         (467,650)         (316,380)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                   (102,134)        1,192,629         5,369,644         2,413,615
Net Assets Beginning Balance                      45,192,991        44,131,719        45,713,675        17,422,179
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     45,090,857  $     45,324,348  $     51,083,319  $     19,835,794
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2000              2001              2002              2003
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (93,208)         (267,633)          (35,381)         (234,492)
 Transaction Charges                                 (56,945)         (159,429)          (19,497)         (141,487)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (150,153)         (427,062)          (54,878)         (375,979)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,079,644         2,169,345            84,556         2,188,877
 Net Unrealized Gains (Losses)                     1,750,905         6,911,215         1,118,190         7,969,698
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                2,830,549         9,080,560         1,202,746        10,158,575
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         2,680,396         8,653,498         1,147,868         9,782,596
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            16,173           110,390            36,390            64,586
 Transfers of Policy Loading, Net                    (65,537)         (243,092)          (21,756)         (162,797)
 Transfers Due to Deaths                             (49,910)         (309,777)                0          (239,034)
 Transfers Due to Other Terminations                (436,010)         (630,758)          (88,487)         (853,586)
 Transfers Due to Policy Loans                      (250,269)         (535,794)           (9,540)         (505,406)
 Transfers of Cost of Insurance                     (242,805)         (605,251)          (83,329)         (507,876)
 Transfers of Loan Processing Charges                (29,760)         (102,886)           (8,902)          (68,515)
 Transfers Among Investment Divisions              3,796,430           264,215         2,540,001          (744,560)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             2,738,312        (2,052,953)        2,364,377        (3,017,188)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  5,418,708         6,600,545         3,512,245         6,765,408
Net Assets Beginning Balance                      12,686,503        42,206,243         3,463,397        37,539,958
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     18,105,211  $     48,806,788  $      6,975,642  $     44,305,366
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2004              2005              2006              2007
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (23,510)          (92,226)          (21,182)          (54,451)
 Transaction Charges                                 (13,886)          (57,786)          (12,255)          (31,888)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (37,396)         (150,012)          (33,437)          (86,339)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          76,995         1,179,925           547,672           804,931
 Net Unrealized Gains (Losses)                       939,835         3,431,671           497,412         2,083,163
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                1,016,830         4,611,596         1,045,084         2,888,094
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                           979,434         4,461,584         1,011,647         2,801,755
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               133            15,117            12,634               887
 Transfers of Policy Loading, Net                    (12,038)          (76,421)          (18,624)          (24,411)
 Transfers Due to Deaths                                   0           (25,998)                0           (17,239)
 Transfers Due to Other Terminations                  (4,674)         (330,900)          (39,923)          (59,076)
 Transfers Due to Policy Loans                        66,684          (666,457)         (209,895)          (65,074)
 Transfers of Cost of Insurance                      (59,623)         (220,243)          (52,758)         (113,608)
 Transfers of Loan Processing Charges                 (5,739)          (24,379)          (11,413)          (14,451)
 Transfers Among Investment Divisions              1,535,421           795,262           369,986          (681,485)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             1,520,164          (534,019)           50,007          (974,457)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  2,499,598         3,927,565         1,061,654         1,827,298
Net Assets Beginning Balance                       3,122,901        15,092,204         3,234,021         8,367,556
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      5,622,499  $     19,019,769  $      4,295,675  $     10,194,854
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2008              2009              2010              2011
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (120,324)          (51,094)          (41,651)           (9,176)
 Transaction Charges                                 (70,339)          (30,692)          (23,311)           (5,475)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (190,663)          (81,786)          (64,962)          (14,651)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         884,636           941,985         1,484,526           203,644
 Net Unrealized Gains (Losses)                     5,812,953         2,134,127           964,757           418,302
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                6,697,589         3,076,112         2,449,283           621,946
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         6,506,926         2,994,326         2,384,321           607,295
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                     39,511            44,508            59,489                 0
 Transfers Due to Deaths                            (104,127)          (27,948)          (25,276)          (17,288)
 Transfers Due to Other Terminations                (123,223)                0           (30,038)          (93,725)
 Transfers Due to Policy Loans                      (521,395)          (73,640)          (56,753)              654
 Transfers of Cost of Insurance                     (242,497)         (121,680)         (169,730)            3,551
 Transfers of Loan Processing Charges               (267,820)         (121,706)          (84,072)          (13,654)
 Transfers Among Investment Divisions                (43,536)          (23,519)          (13,730)           (1,605)
                                                    (150,546)         (482,490)         (786,513)         (993,610)
Increase (Decrease) in Net Assets           ----------------- ----------------- ----------------- -----------------
 Resulting from Principal Transactions
                                                  (1,413,633)         (806,475)       (1,106,623)       (1,115,677)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                       5,093,293         2,187,851         1,277,698          (508,382)
                                                  18,386,817         7,683,951         6,193,267         1,975,183
Net Assets Ending Balance                   ----------------- ----------------- ----------------- -----------------
                                            $     23,480,110  $      9,871,802  $      7,470,965  $      1,466,801
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                   Divisions Investing In
                                            -----------------------------------


                                                   2013              2014
                                                  Trust             Trust
                                            ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0
 Mortality and Expense Charges                       (11,340)          (43,817)
 Transaction Charges                                  (6,937)          (26,762)
                                            ----------------- -----------------
  Net Investment Income (Loss)                       (18,277)          (70,579)
                                            ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         557,038         2,723,833
 Net Unrealized Gains (Losses)                       332,611           694,060
                                            ----------------- -----------------
  Net Realized and Unrealized Gains                  889,649         3,417,893
                                            ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                           871,372         3,347,314
                                            ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             3,999            16,291
 Transfers of Policy Loading, Net                    (39,511)          207,183
 Transfers Due to Deaths                                   0          (104,364)
 Transfers Due to Other Terminations                     855          (212,025)
 Transfers Due to Policy Loans                      (132,678)          (58,784)
 Transfers of Cost of Insurance                      (17,748)         (180,134)
 Transfers of Loan Processing Charges                 (4,108)          (36,487)
 Transfers Among Investment Divisions             (1,399,914)        4,278,387
                                            ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (1,589,105)        3,910,067
                                            ----------------- -----------------

Increase (Decrease) in Net Assets                   (717,733)        7,257,381
Net Assets Beginning Balance                       2,170,859         3,958,944
                                            ----------------- -----------------
Net Assets Ending Balance                   $      1,453,126  $     11,216,325
                                            ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                              Divisions Investing In
                                                              -----------------------------------------------------
                                                                                   Intermediate       Long-Term
                                                  Total             Money           Government        Corporate
                                                 Separate          Reserve             Bond              Bond
                                                 Account          Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $    247,180,360  $     17,480,949  $     22,232,388  $     11,078,761
 Mortality and Expense Charges                   (15,774,764)       (2,517,605)       (1,179,517)         (575,542)
 Transaction Charges                              (1,442,573)                0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                   229,963,023        14,963,344        21,052,871        10,503,219
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      37,024,153                 0        (1,019,016)           75,887
 Net Unrealized Gains (Losses)                  (373,279,380)                0       (32,149,004)      (16,813,358)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)    (336,255,227)                0       (33,168,020)      (16,737,471)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                      (106,292,204)       14,963,344       (12,115,149)       (6,234,252)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                        10,401,083         1,953,978           543,078           257,542
 Transfers of Policy Loading, Net                (19,215,408)       (3,150,489)       (1,534,327)         (702,572)
 Transfers Due to Deaths                         (23,345,250)       (4,254,868)       (2,896,949)       (1,177,899)
 Transfers Due to Other Terminations             (71,143,764)      (24,965,885)       (4,994,737)       (1,269,868)
 Transfers Due to Policy Loans                   (51,098,887)      (11,424,065)       (5,810,455)       (2,310,361)
 Transfers of Cost of Insurance                  (37,539,344)       (6,952,022)       (3,039,049)       (1,480,394)
 Transfers of Loan Processing Charges             (4,561,365)         (848,038)          (98,365)         (305,505)
 Transfers Among Investment Divisions                      0        39,266,714       (25,456,948)       (8,356,792)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions          (196,502,935)      (10,374,675)      (43,287,752)      (15,345,849)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets               (302,795,139)        4,588,669       (55,402,901)      (21,580,101)
Net Assets Beginning Balance                   2,872,784,409       434,684,802       239,490,379       111,887,596
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $  2,569,989,270  $    439,273,471  $    184,087,478  $     90,307,495
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Capital           Growth            Multiple            High
                                                  Stock             Stock            Strategy           Yield
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $     19,785,866  $     15,147,606  $    143,793,750  $      7,184,948
 Mortality and Expense Charges                      (987,289)         (477,233)       (5,700,441)         (395,789)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                    18,798,577        14,670,373       138,093,309         6,789,159
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       2,104,282       (10,467,665)        5,827,379         1,121,619
 Net Unrealized Gains (Losses)                   (31,128,817)      (11,111,365)     (201,192,744)       (9,538,975)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)     (29,024,535)      (21,579,030)     (195,365,365)       (8,417,356)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                       (10,225,958)       (6,908,657)      (57,272,056)       (1,628,197)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         1,366,713           872,357         2,169,556           161,144
 Transfers of Policy Loading, Net                 (1,166,265)         (644,809)       (6,725,971)         (538,772)
 Transfers Due to Deaths                          (1,806,297)         (597,117)       (6,374,543)         (693,506)
 Transfers Due to Other Terminations              (3,337,898)       (2,133,792)      (19,513,936)       (1,450,355)
 Transfers Due to Policy Loans                    (3,224,975)         (802,503)      (16,603,103)       (1,088,146)
 Transfers of Cost of Insurance                   (2,399,816)       (1,111,968)      (12,761,402)         (960,536)
 Transfers of Loan Processing Charges               (454,099)         (372,240)       (1,836,110)         (129,456)
 Transfers Among Investment Divisions              9,140,090        (4,430,707)           96,851        (3,702,318)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (1,882,547)       (9,220,779)      (61,548,658)       (8,401,945)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                (12,108,505)      (16,129,436)     (118,820,714)      (10,030,142)
Net Assets Beginning Balance                     174,556,914        93,851,165     1,032,414,822        72,840,003
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $    162,448,409  $     77,721,729  $    913,594,108  $     62,809,861
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Natural           Global
                                                Resources          Strategy         Balanced             1994
                                                Portfolio         Portfolio         Portfolio           Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $        373,375  $      6,517,828  $      3,584,889  $              0
 Mortality and Expense Charges                      (106,249)       (1,036,113)         (401,040)         (248,137)
 Transaction Charges                                       0                 0                 0          (159,319)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       267,126         5,481,715         3,183,849          (407,456)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                        (652,997)        3,549,064         1,700,964        18,331,185
 Net Unrealized Gains (Losses)                       118,228       (13,960,659)       (8,315,137)      (16,722,421)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (534,769)      (10,411,595)       (6,614,173)        1,608,764
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (267,643)       (4,929,880)       (3,430,324)        1,201,308
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                           138,534         1,470,745           851,040             8,545
 Transfers of Policy Loading, Net                   (127,988)       (1,141,149)         (494,591)         (395,818)
 Transfers Due to Deaths                             (73,158)       (1,175,638)         (432,307)         (876,461)
 Transfers Due to Other Terminations                (276,251)       (2,471,264)       (1,235,045)       (1,199,852)
 Transfers Due to Policy Loans                      (291,716)       (2,123,219)       (1,172,951)       (1,089,958)
 Transfers of Cost of Insurance                     (248,486)       (2,513,574)         (945,522)         (234,486)
 Transfers of Loan Processing Charges                 34,664          (124,430)           18,643            11,363
 Transfers Among Investment Divisions              3,426,457        42,556,919        (2,746,108)      (76,785,156)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             2,582,056        34,478,390        (6,156,841)      (80,561,823)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  2,314,413        29,548,510        (9,587,165)      (79,360,515)
Net Assets Beginning Balance                      15,404,978       147,919,667        71,388,507        79,360,515
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     17,719,391  $    177,468,177  $     61,801,342  $              0
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1995              1996              1997              1998
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (346,689)         (253,289)         (258,597)         (269,871)
 Transaction Charges                                (219,971)         (149,211)         (148,229)         (155,967)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (566,660)         (402,500)         (406,826)         (425,838)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       2,745,342         2,606,820         1,593,071         1,541,769
 Net Unrealized Gains (Losses)                    (1,622,527)       (2,102,823)       (2,173,169)       (2,974,063)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)       1,122,815           503,997          (580,098)       (1,432,294)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           556,155           101,497          (986,924)       (1,858,132)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            13,441            39,603            26,127            81,829
 Transfers of Policy Loading, Net                   (437,011)         (291,829)         (293,815)         (353,160)
 Transfers Due to Deaths                            (896,071)         (238,192)         (379,402)         (501,383)
 Transfers Due to Other Terminations              (1,066,529)       (1,802,108)       (1,263,246)         (911,808)
 Transfers Due to Policy Loans                    (1,143,878)         (446,182)       (1,252,416)          (22,589)
 Transfers of Cost of Insurance                     (922,688)         (523,809)         (524,736)         (585,758)
 Transfers of Loan Processing Charges               (109,634)          (57,329)          (56,303)          (67,587)
 Transfers Among Investment Divisions                118,676         4,124,539         3,517,160         2,082,751
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (4,443,694)          804,693          (226,631)         (277,705)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (3,887,539)          906,190        (1,213,555)       (2,135,837)
Net Assets Beginning Balance                      68,102,980        44,286,801        45,345,274        47,849,512
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     64,215,441  $     45,192,991  $     44,131,719  $     45,713,675
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1999              2000              2001              2002
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (78,338)          (62,149)         (251,092)          (17,766)
 Transaction Charges                                 (44,254)          (38,332)         (149,969)          (10,703)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (122,592)         (100,481)         (401,061)          (28,469)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         516,055           501,763         2,166,175           152,585
 Net Unrealized Gains (Losses)                    (1,027,935)       (1,168,467)       (5,279,593)         (372,763)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (511,880)         (666,704)       (3,113,418)         (220,178)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (634,472)         (767,185)       (3,514,479)         (248,647)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            21,244             5,958           105,869            23,467
 Transfers of Policy Loading, Net                    (50,621)          (87,059)         (309,468)          (17,837)
 Transfers Due to Deaths                                   0          (190,028)         (225,911)          (73,157)
 Transfers Due to Other Terminations                (197,712)         (456,108)         (664,955)          (55,245)
 Transfers Due to Policy Loans                      (225,787)          (21,720)         (886,085)          138,904
 Transfers of Cost of Insurance                     (231,338)         (174,810)         (513,726)          (54,089)
 Transfers of Loan Processing Charges                 47,120           (22,049)          (17,905)           (6,801)
 Transfers Among Investment Divisions              9,231,769         3,411,401        (1,609,263)          855,396
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             8,594,675         2,465,585        (4,121,444)          810,638
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  7,960,203         1,698,400        (7,635,923)          561,991
Net Assets Beginning Balance                       9,461,976        10,988,103        49,842,166         2,901,406
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     17,422,179  $     12,686,503  $     42,206,243  $      3,463,397
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2003              2004              2005              2006
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (222,798)           (6,328)          (82,723)          (18,872)
 Transaction Charges                                (134,454)           (3,792)          (51,883)          (11,059)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (357,252)          (10,120)         (134,606)          (29,931)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,720,038            (4,266)          779,904           188,563
 Net Unrealized Gains (Losses)                    (5,382,943)          (17,605)       (2,251,937)         (529,058)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      (3,662,905)          (21,871)       (1,472,033)         (340,495)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                        (4,020,157)          (31,991)       (1,606,639)         (370,426)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            43,741               133            10,218            12,632
 Transfers of Policy Loading, Net                   (238,948)            3,413           (93,434)          (34,677)
 Transfers Due to Deaths                            (182,764)                0          (191,171)                0
 Transfers Due to Other Terminations                (375,361)          (46,454)          (28,632)              459
 Transfers Due to Policy Loans                      (554,846)          (25,793)          (64,283)         (158,577)
 Transfers of Cost of Insurance                     (440,510)          (32,097)         (181,280)          (41,992)
 Transfers of Loan Processing Charges                (36,935)           (4,280)          (20,774)           (8,081)
 Transfers Among Investment Divisions             (1,468,172)        3,259,970            41,963            54,352
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (3,253,795)        3,154,892          (527,393)         (175,884)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (7,273,952)        3,122,901        (2,134,032)         (546,310)
Net Assets Beginning Balance                      44,813,910                 0        17,226,236         3,780,331
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     37,539,958  $      3,122,901  $     15,092,204  $      3,234,021
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2007              2008              2009              2010
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (51,878)         (116,499)          (47,163)          (34,197)
 Transaction Charges                                 (30,272)          (68,364)          (28,372)          (19,078)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (82,150)         (184,863)          (75,535)          (53,275)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         546,264         1,428,719           794,192          (608,414)
 Net Unrealized Gains (Losses)                    (1,592,369)       (3,897,784)       (1,783,335)           (8,357)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      (1,046,105)       (2,469,065)         (989,143)         (616,771)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                        (1,128,255)       (2,653,928)       (1,064,678)         (670,046)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               390            39,379            51,966            69,760
 Transfers of Policy Loading, Net                    (62,092)         (183,199)          (52,927)          (13,802)
 Transfers Due to Deaths                                   0           (77,631)          (22,465)                0
 Transfers Due to Other Terminations                (222,712)         (317,191)         (700,372)         (129,666)
 Transfers Due to Policy Loans                      (117,156)         (179,952)         (141,670)          (99,420)
 Transfers of Cost of Insurance                     (108,096)         (258,534)         (117,050)          (78,631)
 Transfers of Loan Processing Charges                (13,521)          (35,908)          (18,290)          (10,853)
 Transfers Among Investment Divisions               (456,913)       (1,891,494)         (101,158)          981,746
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (980,100)       (2,904,530)       (1,101,966)          719,134
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (2,108,355)       (5,558,458)       (2,166,644)           49,088
Net Assets Beginning Balance                      10,475,911        23,945,275         9,850,595         6,144,179
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      8,367,556  $     18,386,817  $      7,683,951  $      6,193,267
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                            Divisions Investing In
                                            -----------------------------------------------------


                                                   2011              2013              2014
                                                  Trust             Trust             Trust
                                            ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0
 Mortality and Expense Charges                       (13,735)          (11,206)           (6,619)
 Transaction Charges                                  (8,220)           (6,936)           (4,188)
                                            ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (21,955)          (18,142)          (10,807)
                                            ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         167,451          (249,550)         (133,030)
 Net Unrealized Gains (Losses)                      (512,426)           30,870           201,156
                                            ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (344,975)         (218,680)           68,126
                                            ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (366,930)         (236,822)           57,319
                                            ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                86            53,725             8,283
 Transfers of Policy Loading, Net                    (35,384)          (28,951)          (11,856)
 Transfers Due to Deaths                              (8,332)                0                 0
 Transfers Due to Other Terminations                 (54,698)             (710)           (1,833)
 Transfers Due to Policy Loans                       (23,522)           58,884             8,653
 Transfers of Cost of Insurance                      (25,602)          (47,138)          (30,205)
 Transfers of Loan Processing Charges                 (2,081)          (10,611)           (5,970)
 Transfers Among Investment Divisions               (699,655)        1,603,377         3,934,553
                                            ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (849,188)        1,628,576         3,901,625
                                            ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (1,216,118)        1,391,754         3,958,944
Net Assets Beginning Balance                       3,191,301           779,105                 0
                                            ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      1,975,183  $      2,170,859  $      3,958,944
                                            ================= ================= =================


















INDEPENDENT AUDITORS' REPORT



The Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company"), a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 1996 and 1995, and the related statements of earnings, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.





February 24, 1997

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1996 AND 1995
(Dollars in Thousands)

                                                                                         1996                 1995
                                                                                   --------------        --------------
Assets
------
INVESTMENTS:
 Fixed maturity securities, at estimated fair value
   (amortized cost: 1996 - $3,232,643; 1995 - $3,648,983)                           $  3,301,588          $  3,807,870
 Equity securities, at estimated fair value
   (cost: 1996 - $32,988; 1995 - $19,683)                                                 35,977                21,433
 Mortgage loans                                                                           70,503               121,248
 Real estate held-for-sale                                                                28,851                 5,874
 Policy loans on insurance contracts                                                   1,092,071             1,039,267
                                                                                   --------------        --------------
   Total Investments                                                                   4,528,990             4,995,692
                                                                                   --------------        --------------

CASH AND CASH EQUIVALENTS                                                                 94,991                48,924
ACCRUED INVESTMENT INCOME                                                                 86,186                91,942
DEFERRED POLICY ACQUISITION COSTS                                                        366,461               372,418
FEDERAL INCOME TAXES - DEFERRED                                                                -                 2,222
REINSURANCE RECEIVABLES                                                                    2,642                 1,552
OTHER ASSETS                                                                              42,861                54,900
SEPARATE ACCOUNTS ASSETS                                                               7,615,362             6,834,353
                                                                                   --------------        --------------
TOTAL ASSETS                                                                        $ 12,737,493          $ 12,402,003
                                                                                   ==============        ==============











See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1996 AND 1995
(continued)(Dollars in Thousands)

                                                                                        1996                 1995
                                                                                   --------------        --------------
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
LIABILITIES:
 POLICY LIABILITIES AND ACCRUALS:
   Policyholders' account balances                                                  $  4,480,048          $  4,851,718
   Claims and claims settlement expenses                                                  39,666                29,812
                                                                                   --------------        --------------
          Total policy liabilities and accruals                                        4,519,714             4,881,530

 OTHER POLICYHOLDER FUNDS                                                                 19,420                13,607
 LIABILITY FOR GUARANTY FUND ASSESSMENTS                                                  18,773                21,144
 FEDERAL INCOME TAXES - DEFERRED                                                           6,714                     -
 FEDERAL INCOME TAXES - CURRENT                                                           20,968                 7,033
 AFFILIATED PAYABLES - NET                                                                 6,164                 2,429
 OTHER LIABILITIES                                                                        50,726                53,566
 SEPARATE ACCOUNTS LIABILITIES                                                         7,605,194             6,825,857
                                                                                   --------------        --------------
          Total Liabilities                                                           12,247,673            11,805,166
                                                                                   --------------        --------------
STOCKHOLDER'S EQUITY:
 Common stock, $10 par value - 200,000 shares
   authorized, issued and outstanding                                                      2,000                 2,000
 Additional paid-in capital                                                              402,937               501,455
 Retained earnings                                                                        79,387                76,482
 Net unrealized investment gain on investment securities                                   5,496                16,900
                                                                                   --------------        --------------
          Total Stockholder's Equity                                                     489,820               596,837
                                                                                   --------------        --------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                          $ 12,737,493          $ 12,402,003
                                                                                   ==============        ==============

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Dollars in Thousands)

                                                                         1996               1995                1994
                                                                      -----------       -----------         -----------
REVENUES:
 Investment revenue:
   Net investment income                                               $ 336,661          $ 376,166          $ 433,536
   Net realized investment gains (losses)                                  8,862              4,525            (14,543)
 Policy charge revenue                                                   158,829            141,722            126,284
                                                                      -----------        -----------        -----------
        Total Revenues                                                   504,352            522,413            545,277
                                                                      -----------        -----------        -----------
BENEFITS AND EXPENSES:
 Interest credited to policyholders' account balances                    235,255            261,760            313,585
 Market value adjustment expense                                           6,071              5,805              6,307
 Policy benefits (net of reinsurance recoveries: 1996 - $8,317;
   1995 - $6,482; 1994 - $6,338)                                          21,052             19,374             16,858
 Reinsurance premium ceded                                                15,582             13,896             13,909
 Amortization of deferred policy acquisition costs                        62,036             58,669             69,662
 Insurance expenses and taxes                                             47,077             44,124             35,073
                                                                      -----------        -----------        -----------
        Total Benefits and Expenses                                      387,073            403,628            455,394
                                                                      -----------        -----------        -----------
        Earnings Before Federal Income Tax Provision                     117,279            118,785             89,883
                                                                      -----------        -----------        -----------
FEDERAL INCOME TAX PROVISION:
 Current                                                                  22,814             38,335             22,503
 Deferred                                                                 15,078              3,968              1,375
                                                                      -----------        -----------        -----------
        Total Federal Income Tax Provision                                37,892             42,303             23,878
                                                                      -----------        -----------        -----------

NET EARNINGS                                                           $  79,387          $  76,482          $  66,005
                                                                      ===========        ===========        ===========








See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Dollars in Thousands)

                                                                                                        Net
                                                             Additional                              unrealized            Total
                                            Common            paid-in              Retained          investment        stockholder's
                                            stock             capital              earnings          gain (loss)           equity
                                        ------------        ------------        ------------        ------------       -------------
BALANCE, JANUARY 1, 1994                 $    2,000          $  637,590          $   47,860          $     (395)         $  687,055

 Dividend to Parent                                            (102,140)            (47,860)                               (150,000)
 Net earnings                                                                        66,005                                  66,005
 Net unrealized investment loss                                                                         (43,489)            (43,489)
                                        ------------        ------------        ------------        ------------        ------------

BALANCE, DECEMBER 31, 1994                    2,000             535,450              66,005             (43,884)            559,571

 Dividend to Parent                                             (33,995)             (66,005)                              (100,000)
 Net earnings                                                                         76,482                                 76,482
 Net unrealized investment gain                                                                          60,784              60,784
                                        ------------        ------------        -------------       ------------        ------------

BALANCE, DECEMBER 31, 1995                    2,000             501,455               76,482             16,900             596,837

 Dividend to Parent                                             (98,518)             (76,482)                              (175,000)
 Net earnings                                                                         79,387                                 79,387
 Net unrealized investment loss                                                                         (11,404)            (11,404)
                                        ------------        ------------        -------------       ------------        ------------

BALANCE, DECEMBER 31, 1996               $    2,000          $  402,937           $   79,387         $    5,496          $  489,820
                                        ============        ============        =============       ============        ============
















See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Dollars in Thousands)

                                                                          1996               1995               1994
                                                                      -----------        -----------        -----------
OPERATING ACTIVITIES:
 Net earnings                                                          $  79,387          $  76,482          $  66,005
   Adjustments to reconcile net earnings to net cash and
    cash equivalents provided (used) by operating activities:
     Amortization of deferred policy acquisition costs                    62,036             58,669             69,662
     Capitalization of policy acquisition costs                          (43,668)           (54,014)          (108,829)
     Amortization, (accretion) and depreciation of investments            (4,836)            (6,763)            (4,516)
     Net realized investment (gains) losses                               (8,862)            (4,525)            14,543
     Interest credited to policyholders' account balances                235,255            261,760            313,585
     Provision for deferred Federal income tax                            15,078              3,968              1,375
     Changes in operating assets and liabilities:
      Accrued investment income                                            5,756              3,191             25,204
      Affiliated payables - net                                            3,735              5,542             (2,324)
      Claims and claims settlement expenses                                9,854              3,635              5,882
      Federal income taxes - current                                      13,935              4,759             (7,848)
      Other policyholder funds                                             5,813             (7,614)            (7,547)
      Liability for guaranty fund assessments                             (2,371)            (3,630)            (3,309)
     Policy loans on insurance contracts                                 (52,804)           (54,054)           (60,634)
     Trading investment securities                                             -                  -             11,352
     Other, net                                                            8,106             (9,296)           (39,206)
      Net cash and cash equivalents provided                          -----------        -----------         ----------
        by operating activities                                          326,414            278,110            273,395
                                                                      -----------        -----------         ----------













(Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Continued) (Dollars In Thousands)

                                                                           1996                1995                  1994
                                                                      -------------        -------------        -------------
INVESTING ACTIVITIES:
 Sales of available-for-sale securities                                $   834,120          $   633,824          $   864,095
 Maturities of available-for-sale securities                               536,449              570,923            1,323,705
 Purchases of available-for-sale securities                               (954,368)            (832,519)            (678,974)
 Mortgage loans principal payments received                                 22,789               30,767               32,341
 Purchases of mortgage loans                                                     -               (3,608)                   -
 Sales of real estate held-for-sale                                          5,407                9,710               25,346
 Improvements to real estate held-for-sale - improvements acquired               -                 (683)              (1,060)
 Recapture of investment in Separate Accounts                                8,829                6,559                    -
 Investment in Separate Accounts                                           (10,063)                (377)             (15,212)
                                                                      -------------        -------------        -------------

      Net cash and cash equivalents provided by investing activities       443,163              414,596            1,550,241
                                                                      -------------        -------------        -------------

FINANCING ACTIVITIES:
 Dividends paid to parent                                                 (175,000)            (100,000)            (150,000)
 Policyholders' account balances:
   Deposits                                                                542,062              567,430              966,861
   Withdrawals (net of transfers to/from Separate Accounts)             (1,090,572)          (1,250,299)          (2,623,628)
                                                                      -------------         ------------         ------------

      Net cash and cash equivalents used by financing activities          (723,510)            (782,869)          (1,806,767)
                                                                      -------------         ------------         ------------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                                           46,067              (90,163)              16,869

CASH AND CASH EQUIVALENTS
 Beginning of year                                                          48,924              139,087              122,218
                                                                      -------------         ------------         ------------

 End of year                                                           $    94,991           $   48,924           $  139,087
                                                                      =============         ============         ============
Supplementary Disclosure of Cash Flow Information:
 Cash paid to affiliates for:
   Federal income taxes                                                $     8,880           $   33,576           $   30,351
   Intercompany interest                                                       988                1,310                  679





See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
 (Dollars in Thousands)


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Reporting: Merrill Lynch Life Insurance Company (the "Company") is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co.").

 The Company sells non-participating life insurance and annuity products which comprise one business segment. The primary products that the Company currently markets are immediate annuities, market value adjusted annuities, variable life insurance and variable annuities. The Company is currently licensed to sell insurance in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly-owned subsidiary of Merrill Lynch & Co.

 The accompanying financial statements have been prepared in conformity with generally accepted accounting principles and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

 Revenue Recognition: Revenues for the Company's interest-sensitive life, interest-sensitive annuity, variable life and variable annuity products consist of policy charges for the cost of insurance, deferred sales charges, policy administration charges and/or withdrawal charges assessed against policyholders' account balances during the period.

 Policyholders' Account Balances: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

 Interest-sensitive life products                 4.00% - 5.75%
 Interest-sensitive deferred annuities            3.20% - 8.77%
 Immediate annuities                              3.00% - 10.00%

 These rates may be changed at the option of the Company, subject to minimum guarantees, after initial guaranteed rates expire.

 Liabilities for unpaid claims equal the death benefit for those claims which have been reported to the Company and an estimate based upon prior experience for those claims which are unreported.

 Reinsurance: In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on a single life.

 Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $576 that can be drawn upon for delinquent reinsurance recoverables.

 As of December 31, 1996, the Company had life insurance in-force that was ceded to other life insurance companies of $2,511,780.

 Deferred Policy Acquisition Costs: Policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

 Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance, that are primarily related to and vary with the production of new business. Certain costs and expenses reported in the statements of earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing in-force policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

 The Company has entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-year period using an effective interest rate of 9.01%. This reinsurance agreement provides for payment of contingent ceding commissions based upon the persistency and mortality experience of the insurance contracts assumed. Any payments made for the contingent ceding commissions will be capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to the reinsurance agreement for the years ended December 31:

                                                                          1996               1995               1994
                                                                      -----------        -----------        -----------
 Beginning balance                                                     $ 124,833          $ 133,388          $ 139,647
 Capitalized amounts                                                       5,077             13,708             12,517
 Interest accrued                                                         10,669             11,620             12,582
 Amortization                                                            (28,330)           (33,883)           (31,358)
                                                                      -----------        -----------        -----------
 Ending balance                                                        $ 112,249          $ 124,833          $ 133,388
                                                                      ===========        ===========        ===========

 The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

                    1997      $12,547
                    1998        8,958
                    1999        8,474
                    2000        8,142
                    2001        7,811

 Investments: The Company's investments in fixed maturity and equity securities are classified as available-for-sale securities, which are carried at estimated fair value with unrealized gains and losses included in stockholder's equity. If a decline in value of a security is determined by management to be other-than-temporary, the carrying value is adjusted to the estimated fair value at the date of this determination and recorded in theas net realized investment gains (losses).

 During 1994, the Company classified certain of its investments as trading securities, which were carried at estimated fair value with unrealized gains and losses included in the statements of earnings. All securities that were classified as trading securities on November 1, 1994 were transferred to the available-for-sale classification at their respective estimated fair values on that date. The difference between the market value at November 1, 1994 and par value is being amortized into income based on the Company's premium amortization and discount accretion policies.

 For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of the investments are determined on the basis of identified cost.

 Fixed maturity securities may contain securities which are considered non-investment grade. The Company defines non-investment grade fixed maturity securities as unsecured corporate debt obligations that do not have a rating equivalent to Standard and Poor's (or similar rating agency) BBB or higher and are not guaranteed by an agency of the Federal government.

 The Company has outstanding certain interest rate swap contracts that are carried at estimated fair value and recorded as a component of fixed maturity securities. Interest income and realized and unrealized gains and losses are recorded on the same basis as fixed maturity securities available-for-sale.

 Mortgage loans are stated at unpaid principal balances, net of valuation allowances. Such valuation allowances are based on the decline in value expected to be realized on mortgage loans that may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

 The Company recognizes income from mortgage loans based on the cash payment interest rate of the loan, which may be different from the accrual interest rate of the loan for certain outstanding mortgage loans. The Company will recognize a realized gain at the date of the satisfaction of the loan at contractual terms for loans where there is a difference between the cash payment interest rate and the accrual interest rate. For all loans the Company stops accruing income when an interest payment default either occurs or is probable. Impairments of mortgage loans are established as valuation allowances and recorded to net realized investment gains or losses.

 The Company has previously made commercial mortgage loans collateralized by real estate. The return on and the ultimate recovery of these loans are generally dependent on the successful operation, sale or refinancing of the real estate. The Company monitors the effects of current and expected real estate market conditions and other factors when assessing the collectibility of mortgage loans. When, in management's judgment, these assets are impaired, appropriate losses are recorded. Such estimates necessarily include assumptions, which may include anticipated improvements in selected market conditions for real estate, which may or may not occur. The more significant assumptions management considers involve estimates of the following: lease absorption and sales rate; real estate values and rates of return; operating expenses; required capital improvements; inflation; and sufficiency of any collateral independent of the real estate. Management believes that the carrying value approximates the fair value of these investments.

 Real estate held-for-sale, is stated at cost less valuation allowances and estimated selling costs.

 Policy loans on insurance contracts are stated at unpaid principal balances.

 Income Taxes: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current Federal tax liability.

 The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

 Insurance companies are generally subject to taxes on premiums and in substantially all states are exempt from state income taxes.

 Separate Accounts: Separate Accounts are established in conformity with Arkansas State Insurance law, the Company's domiciliary state, and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities.

 Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of policyholders, are shown as separate captions in the balance sheets.

 Statements of Cash Flows: For the purpose of reporting cash flows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

 Reclassifications: To facilitate comparisons with the current year, certain amounts in the prior years have been reclassified.

NOTE 2.   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

 Financial instruments are carried at fair value or amounts that approximate the fair value. The carrying value of financial instruments as of December 31 were:

                                                                                        1996                   1995
                                                                                   --------------        --------------
  Assets:
   Fixed maturity securities:
    Securities (1)                                                                  $  3,301,858          $  3,807,310
    Interest rate swaps (2)                                                                 (270)                  560
                                                                                   --------------        --------------
      Total fixed maturity securities                                                  3,301,588             3,807,870
                                                                                   --------------        --------------

   Equity securities (1)                                                                  35,977                21,433
   Mortgage loans (3)                                                                     70,503               121,248
   Policy loans on insurance contracts (4)                                             1,092,071             1,039,267
   Cash and cash equivalents (5)                                                          94,991                48,924
   Separate Accounts assets (6)                                                        7,615,362             6,834,353
                                                                                   --------------       ---------------

  Total financial instruments recorded as assets                                    $ 12,210,492         $  11,873,095
                                                                                   ==============       ===============

 (1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow model, including provision for credit risk, based upon the assumption that such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value, having an amortized cost of $338,515, and $425,469, had an estimated fair value of $348,066, and $448,785, respectively.

 (2) Estimated fair values for the Company's interest rate swaps are based on a discounted cash flow model.

 (3) The estimated fair value of mortgage loans approximates the carrying value. See Note 1 for a discussion of the Company's valuation process.

 (4) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

 (5) The estimated fair value of cash and cash equivalents approximates the carrying value.

 (6) Assets held in Separate Accounts are carried at quoted market values.

NOTE 3.   INVESTMENTS

 The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities as of December
 31 were:

                                                                                     1996
                                                  ------------------------------------------------------------------------
                                                       Cost /              Gross             Gross             Estimated
                                                     Amortized           Unrealized        Unrealized            Fair
                                                       Cost                Gains             Losses              Value
                                                  --------------      --------------     --------------     --------------
  Fixed maturity securities:
   Corporate debt securities                       $  2,652,225        $     67,590       $     11,765       $  2,708,050
   Mortgage-backed securities                           503,997              12,447              1,948            514,496
   U.S. Government and agencies                          54,386               2,303                158             56,531
   Foreign governments                                   18,111                 182                140             18,153
   Municipals                                             3,924                 434                  -              4,358
                                                  --------------      --------------     --------------     --------------

      Total fixed maturity securities              $  3,232,643        $     82,956       $     14,011       $  3,301,588
                                                  ==============      ==============     ==============     ==============


  Equity securities:
   Non-redeemable preferred stocks                 $     30,554        $      2,983       $         85       $     33,452
   Common stocks                                          2,434                  91                  -              2,525
                                                 ---------------      --------------     --------------     --------------

      Total equity securities                      $     32,988        $      3,074       $         85       $     35,977
                                                 ===============      ==============     ==============     ==============



                                                                                     1995
                                                  ------------------------------------------------------------------------
                                                       Cost /              Gross             Gross            Estimated
                                                     Amortized           Unrealized        Unrealized           Fair
                                                       Cost                Gains             Losses             Value
                                                  --------------      --------------     --------------     --------------

  Fixed maturity securities:
   Corporate debt securities                       $  2,917,628        $    138,159       $      7,526       $  3,048,261
   Mortgage-backed securities                           625,866              22,098                717            647,247
   U.S. Government and agencies                          95,002               6,061                  -            101,063
   Foreign governments                                    6,210                 280                  -              6,490
   Municipals                                             4,277                 532                  -              4,809
                                                  --------------      --------------     --------------     --------------

      Total fixed maturity securities              $  3,648,983        $    167,130       $      8,243       $  3,807,870
                                                  ==============      ==============     ==============     ==============

  Equity securities:
   Non-redeemable preferred stocks                 $     16,937        $      1,428       $        113       $     18,252
   Common stocks                                          2,746                 498                 63              3,181
                                                  --------------      --------------     --------------     --------------

      Total equity securities                      $     19,683        $      1,926       $        176       $     21,433
                                                  ==============      ==============     ==============     ==============

 The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996 by contractual maturity were:

                                                                                             Estimated
                                                                         Amortized              Fair
                                                                           Cost                 Value
                                                                       -------------      -------------
  Fixed maturity securities:
   Due in one year or less                                              $   270,571        $   271,303
   Due after one year through five years                                  1,486,819          1,521,334
   Due after five years through ten years                                   763,475            781,372
   Due after ten years                                                      207,781            213,083
                                                                       -------------      -------------
                                                                          2,728,646          2,787,092
   Mortgage-backed securities                                               503,997            514,496
                                                                       -------------      -------------

    Total fixed maturity securities                                     $ 3,232,643        $ 3,301,588
                                                                       =============      =============

 Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

 The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996 by rating agency equivalent were:

                                                                                             Estimated
                                                                          Amortized             Fair
                                                                            Cost                Value
                                                                       -------------      -------------
  AAA                                                                   $   716,749        $   730,513
  AA                                                                        181,962            185,000
  A                                                                         910,355            932,417
  BBB                                                                     1,245,457          1,272,901
  Non-investment grade                                                      178,120            180,757
                                                                       -------------      -------------

    Total fixed maturity securities                                     $ 3,232,643        $ 3,301,588
                                                                       =============      =============

 The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in connection with investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized investment gains or losses from securities classified as available-for-sale had actually been realized, with corresponding credits or charges reported directly to stockholder's equity. The following reconciles the net unrealized investment gain on investment securities classified as available-for-sale as of December 31:

                                                                             1996              1995
                                                                       -------------      -------------
  Assets:
   Fixed maturity securities                                            $    68,945        $   158,887
   Equity securities                                                          2,989              1,750
   Deferred policy acquisition costs                                         (4,630)           (17,041)
   Federal income taxes - deferred                                           (2,959)            (9,100)
   Separate Accounts assets                                                     168               (164)
                                                                       -------------      -------------
                                                                             64,513            134,332
                                                                       -------------      -------------

  Liabilities:
   Policyholders' account balances                                           59,017            117,432
                                                                       -------------      -------------

  Stockholder's equity:
   Net unrealized investment gain on investment securities              $     5,496        $    16,900
                                                                       =============      =============

 The Company has entered into interest rate swap contracts for the purpose of minimizing exposure to fluctuations in interest rates related to specific investment securities held.
 The notional amount of such swaps outstanding at December 31, 1996 and 1995 was approximately $9,000 and $30,000, respectively. The swaps were transacted with investment grade counterparties. As of December 31, 1996, the Company's interest rate swap contract was in a $270 unrealized loss position. There were no outstanding interest rate swaps in a loss position at December 31, 1995. During 1994, net realized investment gains of $470 were recorded in connection with interest rate swap activity. During 1996 and 1995, there were no realized investment gains or losses recorded.

 Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended
 December 31 were:

                                                       1996               1995               1994
                                                  ------------        -----------        -----------
  Proceeds                                         $  834,120          $ 633,824          $ 864,095
  Gross realized investment gains                      19,078             14,196             11,091
  Gross realized investment losses                     10,749             10,813             11,026


 During 1994, $7,285 of unrealized holding losses from investment trading securities were recorded in net realized investment gains (losses).

 The Company owned investment securities with a carrying value of $27,726 and $28,166 that were deposited with insurance regulatory authorities at December 31, 1996 and 1995, respectively.

 At December 31, 1996 and 1995, the Company had invested $10,168 and $8,496 in Separate Accounts, including unrealized gains (losses) of $168 and $(164), respectively. The investments in Separate Accounts are for the purpose of providing original funding of certain mutual fund portfolios available as investment options to variable life and annuity policyholders.

 The Company's investment in mortgage loans are principally collateralized by commercial real estate. The largest concentrations of commercial real estate mortgage loans at December 31, 1996, as measured by the outstanding principal balance, are for properties located in Illinois ($27,877 or 32%), Rhode Island ($19,291 or 22%) and California ($11,953 or 14%).

 The carrying value and established valuation allowances of impaired mortgage loans on real estate as of December 31, 1996 and 1995 are:

                                                  1996              1995
                                              -----------       -----------
  Carrying value                               $  44,239         $  88,068
  Valuation allowance                             17,652            35,881


 Additional information on impaired loans for the years ended
 December 31 follows:

                                                 1996               1995             1994
                                              -----------       -----------      ------------
  Average investment in impaired loans         $   61,891        $ 123,949        $  112,043
  Interest income recognized (cash-basis)           4,848            5,482             6,542

 For the years ended December 31, 1996, 1995 and 1994, $28,555,
 $1,300 and $4,652, respectively, of real estate held-for-sale was acquired in satisfaction of debt.

 Net investment income arose from the following sources for the years ended December 31:

                                                  1996              1995             1994
                                               -----------      -----------      ------------
  Fixed maturity securities                     $ 266,916        $ 305,648        $  368,023
  Equity securities                                 1,876            1,329             2,408
  Mortgage loans                                    9,764           12,250            15,014
  Real estate held-for-sale                           563              153               406
  Policy loans on insurance contracts              56,512           53,576            50,232
  Cash and cash equivalents                         6,710            8,463             5,936
  Other                                               899            1,753              (447)
                                               -----------      -----------      ------------

  Gross investment income                         343,240          383,172           441,572
  Less investment expenses                         (6,579)          (7,006)           (8,036)
                                               -----------      -----------      ------------

  Net investment income                         $ 336,661        $ 376,166        $  433,536
                                               ===========      ===========      ============

 Net realized investment gains (losses), including changes in valuation allowances for the years ended December 31:

                                                   1996            1995              1994
                                               -----------      -----------      ------------
  Fixed maturity securities                     $   4,690        $   1,908        $  (13,314)
  Equity securities                                 3,639            1,475               910
  Investment in Separate Accounts                     106             (369)                -
  Mortgage loans                                      599              334            (4,967)
  Real estate held-for-sale                          (171)           1,177             2,828
  Cash and cash equivalents                            (1)               -                 -
                                               -----------      -----------       -----------

  Net realized investment gains (losses)        $   8,862        $   4,525         $ (14,543)
                                               ===========      ===========       ===========

 The following is a reconciliation of the change in valuation allowances that have been recorded to reflect other-than-temporary declines in estimated fair value of mortgage loans and real estate held-for-sale for the years ended December 31:

                                                    Balance at         Additions                             Balance at
                                                    Beginning          Charged to           Write -             End
                                                     of Year           Operations           Downs             of Year
                                                  ------------        ------------       -----------        -----------
  Mortgage loans:
       1996                                        $   35,881          $       -          $  18,229          $  17,652
       1995                                            40,070                  -              4,189             35,881
       1994                                            45,924              4,966             10,820             40,070

  Real estate held-for-sale:
       1996                                            2,200                   -                  -              2,200
       1995                                            5,766                   -              3,566              2,200
       1994                                            7,628                   -              1,862              5,766

 The Company held investments at December 31, 1996 of $1,182 which have been non-income producing for the preceding twelve months.

 During 1994, the Company committed to participate in a limited partnership that invests in leveraged transactions. As of December 31, 1996, $2,027 has been advanced towards the Company's $10,000 commitment to the limited partnership.

NOTE 4.   FEDERAL INCOME TAXES

 The following is a reconciliation of the provision for income taxes based on earnings before income taxes, computed using the Federal statutory tax rate, with the provision for income taxes for the years ended December 31:

                                                                           1996              1995               1994
                                                                      -----------        -----------        -----------
  Provision for income taxes computed at Federal statutory rate        $  41,048          $  41,575          $  31,459

  Increase (decrease) in income taxes resulting from:
    Release of policyholders' surplus                                          -              1,991                  -
    Tax deductible interest                                                    -               (718)                 -
    Dividend received deduction                                           (3,135)              (532)            (7,363)
    Other                                                                    (21)               (13)              (218)
                                                                      -----------        -----------        -----------

  Federal income tax provision                                         $  37,892          $  42,303          $  23,878
                                                                      ===========        ===========        ===========

 The Federal statutory rate for each of the three years in the period ended December 31, 1996 was 35%.

 The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                                                          1996               1995               1994
                                                                      -----------        -----------        -----------
  Deferred policy acquisition costs                                    $  (5,770)         $  (2,179)         $   6,416
  Policyholders' account balances                                         15,004                 66              5,322
  Liability for guaranty fund assessments                                    760                249               (153)
  Investment adjustments                                                   5,122              5,563              3,276
  Other                                                                      (38)               269            (13,486)
                                                                      ------------       -----------        -----------

  Deferred Federal income tax provision                                $   15,078         $   3,968          $   1,375
                                                                      ============       ===========        ===========

Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                                          1996               1995
                                                                      -----------        -----------
  Deferred tax assets:
   Policyholders' account balances                                     $  79,083          $  94,087
   Investment adjustments                                                  5,671             10,793
   Liability for guaranty fund assessments                                 6,571              7,331
                                                                      -----------        -----------

      Total deferred tax assets                                           91,325            112,211
                                                                      ===========        ===========

  Deferred tax liabilities:
   Deferred policy acquisition costs                                      91,092             96,862
   Net unrealized investment gain on investment securities                 2,959              9,100
   Other                                                                   3,988              4,027
                                                                      -----------        -----------

      Total deferred tax liabilities                                      98,039            109,989
                                                                      -----------        -----------

      Net deferred tax asset (liability)                               $  (6,714)         $   2,222
                                                                      ===========        ===========

 The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 5.   RELATED PARTY TRANSACTIONS

 The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $43,515, $41,729 and $43,497 for the years ended December 31, 1996, 1995 and 1994, respectively. The Company is allocated interest expense on its accounts payable to MLIG which approximates the daily Federal funds rate. Total intercompany interest paid was $988, $1,310 and $679 for 1996, 1995 and 1994, respectively.

 The Company and Merrill Lynch Asset Management, L.P. ("MLAM") are parties to a service agreement whereby MLAM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLAM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $2,279, $2,635 and $2,732 for 1996, 1995 and 1994, respectively.

 MLAM and MLIG have entered into an agreement with respect to administrative services for the Merrill Lynch Series Fund, Inc. ("Series Fund") and Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds"). The Company invests in the various mutual fund portfolios of the Series Fund and the Variable Series Funds in connection with the variable life and annuities the Company has in-force. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM. The Company received from MLIG its allocable share of such compensation in the amount of $16,514, $13,293 and $12,600 during 1996, 1995 and
 1994, respectively.

 The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $42,639, $43,984 and $84,231 for 1996, 1995 and 1994, respectively. Substantially all of these commissions were capitalized as deferred policy acquisition costs and are being amortized in accordance with the policy discussed in Note 1.

 The Company has entered into interest rate swap contracts with Merrill Lynch Capital Services, Inc. ("MLCS") with a guarantee from Merrill Lynch & Co. As of December 31, 1996 and 1995, the notional amount of such interest rate swap contracts outstanding was $9,000 and $10,000, respectively. During 1994, the Company and MLCS terminated certain interest rate swap contracts resulting in the Company paying a net consideration of $2,043. Net interest received from these interest rate swap contracts was $(117), $256, and $782 for 1996, 1995 and 1994,
 respectively.

NOTE 6.   STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

 During 1996, 1995, and 1994 the Company paid dividends of $175,000, $100,000, and $150,000, respectively, to MLIG. Of these stockholder's dividends, $175,000, $73,757, and $112,779, respectively, were extraordinary dividends as defined by Arkansas Insurance Law and were paid pursuant to approval granted by the Arkansas Insurance Commissioner.

 At December 31, 1996 and 1995, approximately $24,970 and $30,195, respectively, of stockholder's equity was available for distribution to MLIG. Statutory capital and surplus at December 31, 1996 and 1995, was $251,697 and $303,950,
 respectively.

 Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices primarily differ from the principles utilized in these financial statements by charging policy acquisition costs to expense as incurred, establishing future policy benefit reserves using different actuarial assumptions, not providing for deferred income taxes, and valuing securities on a different basis. The Company's statutory net income for 1996, 1995 and 1994 was $93,532, $121,451 and $42,382, respectively.

 The National Association of Insurance Commissioners ("NAIC") utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital which a life insurance company should have based upon that company's risk profile. As of December 31, 1996 and 1995, based on the RBC formula, the Company's total adjusted capital level was 403% and 395%, respectively, of the minimum amount of capital required to avoid regulatory action.

NOTE 7.   COMMITMENTS AND CONTINGENCIES

 State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). During 1991, and to a lesser extent 1992, there were certain highly publicized life insurance insolvencies. The Company has utilized public information to estimate what future assessments it will incur as a result of these insolvencies. At December 31, 1996 and 1995, the Company has established an estimated liability for future guaranty fund assessments of $18,773 and $21,144, respectively. The Company regularly monitors public information regarding insurer insolvencies and will adjusts its estimated liability as appropriate.

 In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

                          * * * * * *

                           PART II. OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Merrill Lynch Life Insurance Company's By-Laws provide, in Article VI, as follows:

     SECTION 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

     SECTION 3. RIGHT TO INDEMNIFICATION. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 4. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch & Co., Inc. are entitled to indemnification from Merrill Lynch & Co. Inc., to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch & Co., Inc. or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch & Co., Inc. prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

     Merrill Lynch & Co., Inc. has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch & Co., Inc. with respect to such insurance policy.

ARKANSAS BUSINESS CORPORATION LAW

     In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgements, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATION PURSUANT TO SECTION 26(e)



     Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The Prospectus consisting of 87 pages.


     The undertaking to file reports.

     Rule 484 Undertaking.


     Representation Pursuant to Section 26(e).


     The signatures.

     Written Consents of the following persons:

         1. Barry G. Skolnick, Esq.

         2. Joseph E. Crowne, Jr., F.S.A.

         3. Deloitte & Touche LLP, Independent Auditors

     The following exhibits:


 1.A.5  (a)     Modified Single Premium Variable Life Insurance Policy.
 1.A.5  (b1)    Guarantee of Insurability Rider.
 1.A.5  (b2)    Death Benefit Proceeds Rider.
 1.A.5  (b3)    Single Premium Immediate Annuity Rider.
 1.A.5  (b4)    Change of Insured Rider.
 1.A.5  (b5)    Partial Withdrawal Rider.
 1.A.5  (b6)    Special Allocation Rider.
 1.A.5  (b7)    Backdating Endorsement.
 1.A.5  (b8)    Additional Payment Endorsement.
 1.A.5  (c)     Certificate of Assumption.
 1.A.5  (d)     Company Name Change Endorsement.
 1.A.9  (a)     Amended form of terminated Service Agreement between Merrill Lynch Life Insurance
                Company and Monarch Life Insurance Company.
 1.A.9  (b)     Board Resolution for Merger and Combination of Accounts.
 1.A.9  (c)     Plan and Agreement of Merger between Tandem Insurance Group, Inc. and Merrill Lynch
                Life Insurance Company.
 1.A.10         Application form for Modified Single Premium Variable Life Insurance Policy.
 6.             Opinion and Consent of Joseph E. Crowne, Jr., F.S.A.
 8.     (a)     Written Consent of Barry G. Skolnick, Esq.
 8.     (b)     Written Consent of Joseph E. Crowne, Jr., F.S.A. See Exhibit 6.
 8.     (c)     Written Consent of Deloitte & Touche LLP, Independent Auditors.
27.             Financial Data Schedule.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Merrill Lynch Life Variable Life Separate Account II, hereby certifies that this Post-Effective Amendment No. 7 meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Plainsboro and the State of New Jersey, on the 21st day of April, 1997.


              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                                  (Registrant)

                    By: MERRILL LYNCH LIFE INSURANCE COMPANY
                                  (Depositor)


Attest: /s/ TERRY L. RAPP                          By: /s/ BARRY G. SKOLNICK
       ----------------------------------------        ---------------------------------------
       Terry L. Rapp                                   Barry G. Skolnick
       Assistant Secretary                             Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 1997.


                  SIGNATURE                                          TITLE
---------------------------------------------    ---------------------------------------------

*                                                Chairman of the Board, President and Chief
---------------------------------------------    Executive Officer
Anthony J. Vespa

*                                                Director, Senior Vice President, Chief
---------------------------------------------    Financial Officer, Chief Actuary and
Joseph E. Crowne, Jr.                            Treasurer

*                                                Director, Senior Vice President and Chief
---------------------------------------------    Investment Officer
David M. Dunford

*                                                Director and Senior Vice President
---------------------------------------------
Gail R. Farkas

/s/ BARRY G. SKOLNICK                          * In his own capacity as Director, Senior
---------------------------------------------    Vice President, General Counsel, Secretary
Barry G. Skolnick                                and as Attorney-In-Fact

                                 EXHIBIT INDEX


 1.A.  (1) Resolutions of the Board of Directors of Merrill Lynch Life Insurance
           Company establishing the Separate Account. Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).


       (2) Not applicable.

       (3) Distributing Contracts.


            (a) Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



            (b) Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



            (c)  Schedule of Sales Commissions. See Exhibit A (3)(b).


        (4) Not applicable.


        (5) (a)  Modified Single Premium Variable Life Insurance Policy.



        (5) (b1) Guarantee of Insurability Rider.



        (5) (b2) Death Benefit Proceeds Rider.



        (5) (b3) Single Premium Immediate Annuity Rider.



        (5) (b4) Change of Insured Rider.



        (5) (b5) Partial Withdrawal Rider.



        (5) (b6) Special Allocation Rider.



        (5) (b7) Backdating Endorsement.



        (5) (b8) Additional Payment Endorsement.



        (5) (c)  Certificate of Assumption.



        (5) (d)  Company Name Change Endorsement.



        (6) (a) Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



            (b) Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).


        (7) Not applicable.


        (8) (a) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



            (b) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds Distributor, Inc. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



            (c) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).

            (d) Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).


            (e) Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).



            (g) Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).



            (h) Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).



            (i) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).



        (9) (a) Amended form of terminated Service Agreement between Merrill Lynch Life Insurance Company and Monarch Life Insurance Company.



            (b)  Board Resolution for Merger and Combination of Accounts.



            (c) Plan and Agreement of Merger between Tandem Insurance Group, Inc. and Merrill Lynch Life Insurance Company.



            (d) Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).



       (10) Application form for Modified Single Premium Variable Life Insurance Policy.



       (11) (a) Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).



       (11) (b) Supplement to Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. Incorporated by Reference to Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).


 2.   See 1.A.(5).


 3. Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).


 4.   Not applicable.

 5.   Not applicable.

 6. Opinion and Consent of Joseph E. Crowne, Jr., F.S.A. as to actuarial matters pertaining to the securities being registered.


 7. (a) Power of Attorney of Joseph E. Crowne, Jr. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).

      (b) Power of Attorney of David E. Dunford. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



      (c) Power of Attorney of Gail R. Farkas. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



      (d) Power of Attorney of John C.R. Hele. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



      (e) Power of Attorney of Allen N. Jones. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



      (f) Power of Attorney of Barry G. Skolnick. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



      (g) Power of Attorney of Anthony J. Vespa. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).



 8.   (a) Written Consent of Barry G. Skolnick, Esq.


      (b) Written Consent of Joseph E. Crowne, Jr., F.S.A. See Exhibit 6.

      (c) Written Consent of Deloitte & Touche LLP, Independent Auditors.

27.       Financial Data Schedule.